PURCHASE AND SALE AGREEMENT











                           AERA ENERGY LLC

                                 and

                        BERRY PETROLEUM COMPANY












                      PURCHASE AND SALE AGREEMENT

                               Index

                                                           Page

1.     Property Being Sold	                                  1
(a)     Leases 	                                             1
(b)     Fee Interests	                                       1
(c)     Rights in Production	                                1
(d)     Rights; Working Interests	                           1
(e)     Easements	                                           1
(f)     Permits 	                                            2
(g)     Wells    	                                           2
(h)     Facilities	                                          2
(i)     Equipment	                                           2
(j)     Exclusions	                                          2

2.     Purchase Price                                        3

3.     Closing                                               3

4.     Sale                                                  3
(a)    	Payment	                                             3
(b)    	Conveyance	                                          3
(c)	    Non-foreign Affidavit	                               3

5.     Further Assurances                                    3

6.     Conveyance Effective Date                             3

7.     Pre-Acquisition Review                                3
(a)     Review                                               3
(b)     Conditions to Review                                 4
(c)     Review Results                                       5

8.     Baseline Study                                        6

9.     Disclaimers/Acknowledgments	                          7
(a)       No Warranty, Express Or Implied	                   7
(b)       Acknowledgments of Berry at Closing	               7

10.    Independent Evaluation                                8

11.    Consents; Preferential Rights                         8

Page i


12.       Title		                                            9
(a)        Title Examination	                                9
(b)        Significant Title Defect	                         9
(c)        Personal Property Inventory List	                10

13.       Representations of Aera	                          10
(a)        Due Organization	                                10
(b)        Company Power	                                   10
(c)        Duly Executed	                                   10
(d)        No LItigation	                                   10

14.       Representations of Berry	                         11
(a)        Due Organization                                 11
(b)        Corporate Power	                                 11
(c)        Duly Executed	                                   11
(d)        No Litigation	                                   11

15.       Aera's Conditions	                                11
(a)       Representations True	                             11
(b)       No Pending Suits	                                 11
(c)       No Act of Termination	                            11
(d)       Written Evidence of Bond	                         12
(e)       H-S-R 	                                           12

16.      Berry's Conditions	                                12
(a)       Representations True	                             12
(b)       No Pending Suits	                                 12
(c)       No Act of Termination	                            12
(d)       H-S-R	                                            12

17.     Operations and Production After the Effective Date	 12
(a)      Operations Between the Effective Date and Closing	 12
(b)      Expenses	                                          12
(c)      Allocation of Production and Proceeds	             13
(d)      Interim Accounting, Payment and Collection
           Services                                         13
(e)      Post-Closing Settlement	                           13
(f)      Audit     	                                        14
(g)      No Application to Income Taxes	                    14

18.     Taxes, Costs and Fees	                              14
(a)        Taxes	                                           14
(b)        No Brokers	                                      14

19.     Operations by Berry	                                15
(a)        Compliance with Laws	                            15
(b)        Assumption of Obligations	                       15

Page ii

20.     Indemnification	                                    16
(a)        General Indemnity by Berry	                      16
(b)        Environmental Indemnity by Berry	                16
(c)        Definitions	                                     17
(d)        Indemnified Party's Participation	               20
(e)        Aera to Cooperate with Berry regarding
              Obtaining Certain Rights from Mobil           20

21.     Existing Contracts                                  21
(a)         Assumption of Contracts                         21
(b)         Gas Imbalances                                  21

22.      Notices                                            21

23.      Parties in Interest                                22

24.      Complete Agreement                                 22

25.      Approval of Board of Managers and
           Board of Directors                               22

26.      Applicable Law                                     22

27.      Miscellaneous Provisions                           23
(a)       Captions                                          23
(b)       Partial Invalidity                                23
(c)       Modification                                      23
(d)       Assignment                                        23
(e)       Counterparts                                      23
(f)       Expenses                                          23
(g)       Signs                                             23
(h)       Press Releases                                    23
(i)       No Recording                                      24
(j)       Survival                                          24
(k)       Exhibits and Schedules                            24
(l)       Time of Essence                                   24
(m)       H-S-R                                             24
(n)       No Partnership                                    24
(o)       File Transfers                                    25

Page iii


                      PURCHASE AND SALE AGREEMENT


     AERA ENERGY LLC, a California limited liability company, herein referred to as "Aera," and BERRY PETROLEUM COMPANY, a Delaware corporation, herein referred to as "Berry," enter into this Purchase and Sale Agreement, herein called the "Agreement," in consideration of Aera's agreement to sell, and Berry's agreement to buy, property described in this Agreement, all pursuant to the terms and conditions of this Agreement. Aera and Berry may also be referred to herein individually as a "Party" or, collectively, as the "Parties."

     1. PROPERTY BEING SOLD. Subject to the terms and conditions set forth hereinafter, Aera agrees to convey to Berry the Property (as defined below) and Berry agrees to accept the Property, and tender consideration therefor, in the manner and of the type and amount as hereinafter required. For purposes of this Agreement, Property shall mean all of Aera's right, title and interest in and to (i) the property and property interests described in Exhibit "A" hereto, and (ii) all property and property interests listed in subsections (a) through (i) of this section 1, to the extent such property or property interests are a part of, grant rights in, or with respect to, or are located on the property and property interests described in Exhibit "A"; but excluding the property in subsection (j).

     (a) Leases. Leasehold interests in oil, gas or other minerals, including working interests, carried working interests, rights of assignment and reassignment, and other interests under or in oil, gas or mineral leases, and interests in rights to explore for and produce oil, gas and other minerals.

     (b) Fee Interests. Fee interests to the surface and in oil, gas or other minerals, including rights under mineral deeds, conveyances or assignments.

     (c) Rights In Production. Royalties, overriding royalties, production payments, rights to take royalties in kind, or other interests in production of oil, gas or other minerals.

     (d) Rights; Working Interests. Rights and interests in or derived from unit agreements, orders or decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths, horizons or interests described in subsections (a)-(c) above except those contracts or agreements described in subsection (j) below.

     (e) Easements. To the extent transferable, rights-of-way, surface or ground leases, easements, servitudes and franchises located on or granting rights to the property or property interests described in Exhibit "A" hereto and acquired or used in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals with respect to the properties and interests described in subsections (a)-(d) above and such other rights-of-way, surface or ground leases, easements and servitudes specifically listed on Schedule "1(e)" hereto, which are not located on or grant rights to such property and property interests, but which were acquired or used in such operations with respect to such property and property interests.

     (f) Permits. To the extent transferable, permits and licenses of any nature owned, held or operated in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals, including, but not limited to, all air emission reduction credits attributable to the Property.

     (g) Wells. Producing, non-producing, shut-in and abandoned oil and gas wells, salt water disposal wells, injection wells and water wells located on the property or property interests described in Exhibit "A" hereto and used in connection with the properties or interests described in subsections (a)-(f) above and such other salt water disposal wells and water wells specifically listed on Schedule "1(g)," which are not located on such property or property interests, but which are used in connection with such properties or interests.

     (h) Facilities. All facilities, buildings, improvements, gas plants, gathering lines, flow lines, injection lines and pipelines and appurtenances located on the real property and on lands included in, or which are subservient to, the property and property interests described on Exhibit "A" and such other similar facilities specifically listed on schedule "1(h)," which are not located on such real property and lands, but which are used in connection with the properties and interests described in subsections (a)-(g) above.

     (i) Equipment. All surface and down-hole equipment, fixtures, inventory and personal property located on the property and property interests described in Exhibit "A" hereto, and used in connection with the properties or interests described in subsections (a)-(h) above and such other equipment specifically listed on Schedule "1(i)," which is not located on such property and property interests, but which is used in connection with such properties and interests described in subsections (a)-(h) above.

     (j) Exclusions. The Property shall not include any rights-of-way, surface or ground leases, easements, franchises, permits, licenses, or other contracts or agreements which by their own terms are not transferable, Proprietary Data (which shall include, without limitation, (i) all privileged or confidential data, and (ii) any interpretive geological and geophysical information which may reveal the methods used by Aera in interpreting geological and geophysical information, economic analysis, and any information or other similar proprietary data which might reveal Aera's economic guidelines or other methods or systems by which Aera conducts its economic analysis), any offsite tubular goods in the previous owner's store stock, store stock left on consignment and belonging to third parties, that certain GLT Gas Transmission Service Contract between Southern California Gas Company ("So Cal") and Tenneco Oil Company dated July 15, 1988 (the "So Cal Contract"), and without limiting the generality of the foregoing, those items of personal property, inventory or other property or property interests specifically listed on Schedule "1(j)" hereto. In the event any rights-of-way, surface or ground leases, easements, franchises, permits, licenses, or other contracts or agreements are not transferable by their own terms, Aera shall have no liability to Berry for any such failure of transfer.

     2. PURCHASE PRICE. As consideration for the Property, Berry shall pay to Aera, at Closing, the sum of Thirty-five Million and No Hundredths Dollars ($35,000,000.00) (the "Purchase Price").

     3. CLOSING. Closing shall occur on or before January 31, 1999, or at such later date as may be agreed by the Parties or provided by this Agreement, (the "Closing Date"), at a time and place to be mutually agreed by the Parties. "Closing" shall mean the consummation of the sale by transfer of Aera's ownership in the Property, payment of the Purchase Price, and transfer of the operation and possession of the Property.

     4.     SALE.  At Closing, the Parties shall do the following:

     (a) Payment. Berry shall make payment of the Purchase Price above by wire transfer to an account to be designated by Aera.

     (b) Conveyance. Aera will convey the Property to Berry by executing and delivering (i) an Assignment and Conveyance and (ii) a Personal Property Agreement and Bill of Sale in substantially the forms attached hereto as Exhibits "B" and "C," respectively.

     (c) Non-foreign Affidavit. Aera shall execute and deliver to Berry its Non-foreign Affidavit in substantially the form attached hereto as Exhibit "D."

     5. FURTHER ASSURANCES. Aera and Berry each agree to execute and deliver to the other Party all division orders, transfer orders and all other documents necessary to fully vest in Berry the rights, obligations and benefits acquired pursuant to this Agreement.

     6.     CONVEYANCE EFFECTIVE DATE.  The conveyance from Aera to
Berry shall be effective as of December 31, 1998, at 5:00 p.m. local time where the Property is located, herein called the "Effective Date." The Parties shall have measured/gauged all tanks as of the Effective Date for purposes of proration and post-Closing settlement.

     7.     PRE-ACQUISITION REVIEW.

     (a) Review. Commencing upon satisfaction of the conditions set forth in subsection 7(b) and ending one (1) day before the Closing Date (the "Review Period"), Berry and its employees, agents and contractors shall have the right, but not the obligation, to do the following (the "Pre-Acquisition Review"), at its sole cost and expense but with the cooperation and assistance of Aera:

     (1) To the extent Aera has the right to grant such rights to Berry, and only after notice to any operator of the Property, to enter all or any part of the Property at any reasonable time and from time to time, during the Review Period, and to inspect, inventory, investigate (including environmental assessments and evaluations), study and examine the same and the operations conducted thereon; and

     (2) To inspect and review at Aera's office located in Bakersfield, California, at reasonable times and upon reasonable notice, all non-privileged and non-proprietary files, records, documents and data related to the above matters, including, but not limited to, any of the following which Aera may have: Original Well Record Files on all wells, Regulatory, Accounting, Marketing, Environmental, Pipeline, Maintenance, Transportation, Processing, Production and Engineering files and records. Non-proprietary files, records, documents and data mean those which do not constitute Proprietary Data as described in subsection 1(j) above.

     (b) Conditions to Review. Prior to the commencement of the Pre-Acquisition Review, the following conditions must be satisfied:

     (1) Berry may, but is not required to, deliver a Pre-Acquisition Review plan to Aera, including the identity of any party participating in or associated with the plan and an estimated timetable for events under the plan. Such plan, if completed, must be approved in writing by Aera;

     (2) Berry shall sign and deliver to Aera an Agreement for Indemnification and Responsibility for Damages in the form of Exhibit "G" attached hereto (the "Indemnification Agreement");

     (3) Berry shall maintain the results of its investigation and evaluation and review of files and records, including title examination reviews, confidential in accordance with the provisions, terms and conditions of that certain Confidentiality Agreement dated November 13, 1998 (the "Confidentiality Agreement"), a copy of which is attached hereto as Exhibit "E";

     (4) Berry shall provide Aera a copy of any non-privileged or non-proprietary assessment reports of or about the Property, including, without limitation, any reports, data and conclusions developed pursuant to the Pre-Acquisition Review, promptly after such assessment report has been furnished to or obtained by Berry, and Aera shall be permitted to discuss the contents of any such assessment reports with the party who prepared such reports; and

     (5) Berry and its employees, agents and consultants shall abide by Aera's (or the operator's with respect to non-Aera operated properties) safety rules, regulations and other operating policies applicable to the Property while conducting their activities on the Property.

     (c)   Review Results.

     (1) If, as a result of the Pre-Acquisition Review, Berry determines in its sole judgment that, as to any portion of the Property: (i) the environmental condition thereof is unacceptable for Berry's purposes;
(ii) there has been such a substantial deterioration in the physical condition of the Property since November 1, 1998, that Berry will be unable to continue to possess, operate, use or maintain the Property in the same manner and to the same extent possessed, operated, used or maintained by Aera before the Effective Date (provided, however, a lack of equipment on the Property shall not be considered a substantial deterioration in the physical condition of the Property for purposes of this subsection unless the equipment was removed by Aera from the Property between November 1, 1998, and the Effective Date without Berry's consent and the lack of such removed equipment will materially adversely affect Berry's ability to use, operate or maintain the Property after Closing); or (iii) the extent of existing, potential or contingent liabilities pose or create an unacceptable risk; then, Berry may give written notice to Aera on or before the last day of the Review Period of such condition. Such notice shall include Berry's estimated cost to cure or remedy the listed conditions. Failure to give any such notice within the Review Period shall foreclose Berry from securing the benefits of subsection 7(c)(2) and shall not excuse Berry for failing to close because of matters arising out of such Pre-Acquisition Review.


     (2) Upon receipt of such notice, if the aggregate of the conditions set forth in the notice are Material (as defined below), the Closing Date shall be automatically extended for thirty (30) days unless both Parties agree in writing to the contrary. Within the period between the date of receipt of such notice and the extended Closing Date, Aera may, at its option and in its sole discretion, (i) remedy or agree to remedy, to a degree agreed upon prior to Closing, such condition (in the event current remediation of such condition is required by a Federal, State or local agency, Aera and Berry agree that the condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements), (ii) agree with Berry on an adjustment to the Purchase Price which adjustment shall reflect Berry's cost to remedy such conditions, or (iii) remove the affected portion or portions of the Property from the Property to be conveyed and agree with Berry to adjust the Purchase Price accordingly. The failure to do one of the above prior to the extended Closing Date shall permit either Party to terminate this Agreement by giving written notice of such termination to the other on or before the extended Closing Date. Upon the giving of such termination notice, neither Party shall have any further rights or obligations hereunder except for Berry's obligations and Aera's rights under the Confidentiality Agreement and the Indemnification Agreement.


     (3) If the aggregate of the conditions set forth in the notice are not Material, notwithstanding anything herein to the contrary, Aera shall have the option at its sole discretion to remove the affected portion or portions of the Property from the Property to be conveyed and agree with Berry to adjust the Purchase Price accordingly. If Aera elects to remove the Property, the failure to agree on an adjustment to the Purchase Price shall permit either Party to terminate this Agreement by giving written notice of such termination to the other on or before the Closing Date. Upon the giving of such termination notice, neither Party shall have any further rights or obligations hereunder except for Berry's obligations and Aera's rights under the Confidentiality Agreement and the Indemnification Agreement. If Aera does not elect to remove the affected portion or portions of the Property, Berry shall acquire the affected portions of the Property "where is" and "as is" with no right to recover from Aera for any liabilities, costs or expenses related to such conditions (including, without limitation, environmental conditions and damages to natural resources). Acquisition of the Property containing such non-material conditions "where is" and "as is" shall constitute Berry's general release and agreement to defend, indemnify and hold Aera, its Affiliates, directors, officers, employees, agents and representatives harmless from all liabilities, costs or expenses related to such non-material conditions (including, without limitation, non-material environmental conditions and damages to natural resources).

     (4) For purposes of this subsection 7(c), "Material" shall be defined as a cost to cure or remedy in excess of One Million and No Hundredths Dollars ($1,000,000.00). If Aera agrees to remedy specific adverse conditions then Berry and Aera agree that all negotiations and contacts with state, federal and local agencies for approval and review of such remedial action shall be made by Aera.

     8. BASELINE STUDY. Berry and Aera hereby agree that a Pre-Acquisition Review assessment report of the Property by Berry, if made, shall establish the true and correct condition of the Property as of the Effective Date and such assessment report shall be used as the only environmental, safety or other baseline study in the event a dispute arises after Closing concerning the condition of the Property, unless Aera gives notice to Berry within thirty (30) days after its receipt of the Pre-Acquisition Review assessment report that it is contesting the results of or the conclusions reached in such assessment report in which case such Pre-Acquisition Review assessment report shall not be deemed the sole baseline study. Aera shall have the right, but not the obligation, at any time to conduct its own assessment of the Property. If prior to Closing, Aera determines, either from its own assessment, Berry's assessment or otherwise, that an adverse environmental condition may exist on any portion of the Property, then Aera may, in its sole discretion, either (i) remove the affected portion of the Property from the Property being conveyed and agree with Berry to an adjusted Purchase Price or (ii) terminate this Agreement by giving notice of such termination to Berry in writing prior to Closing. The rights and obligations of the Parties after such notice is given shall be as specified in the next sentence. If Aera and Berry cannot agree on the proper adjustment to the Purchase Price, either Party may give written notice to the other Party prior to Closing to terminate this Agreement and upon the giving of such notice, neither Party shall have any further rights or obligations hereunder except for Berry's obligations and Aera's rights under the Confidentiality Agreement and the Indemnification Agreement.


     In the event both Aera and Berry elect not to conduct Pre-Acquisition Review assessment reports, both Parties agree that the Phase I
Environmental Site Assessment report dated October 27, 1998, prepared by Kennedy/Jenks Consultants for Mobil Business Resources Corporation shall serve as the baseline study for purposes of this subsection.

     9.    DISCLAIMERS/ACKNOWLEDGMENTS.

     (a) No Warranty, Express Or Implied. CONVEYANCE OF THE PROPERTY SHALL BE WITHOUT WARRANTY WHATSOEVER, EXPRESS, STATUTORY, OR IMPLIED AS
TO TITLE, DESCRIPTION, PHYSICAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE ENVIRONMENTAL CONDITION OF THE PROPERTY), QUALITY, VALUE, FITNESS FOR PURPOSE, MERCHANTABILITY, OR OTHERWISE.

Berry shall satisfy itself, prior to the Closing, as to the type, condition, quality and extent of the property and property interests which comprise the Property it is receiving pursuant to this Agreement and under this sale. Berry shall have the right of full substitution and subrogation to any and all rights and actions of which Aera has or may have against any and all preceding owners or vendors of the Property other than affiliates of Aera.

     (b) Acknowledgments of Berry at Closing. By closing on the transaction provided for in the Agreement, Berry shall be deemed to have acknowledged and does acknowledge and admit that: (i) Berry has been given the opportunity to adequately inspect the Property for all purposes prior to Closing; (ii) Berry is aware that the Property has been used for the exploration, development, production, treating and transporting of oil and gas and that physical changes may have occurred as a result of such use and that Aera has disclosed, and Berry is further aware, that there exists the possibility that there could have occurred from such use one or more releases of hazardous substances or releases of Chemical Substances [as defined in subsection 20(c)(3) below] into, or other pollution or contamination of or into, the ambient air, surface water, ground water, or land surface and subsurface strata of any real property included in the Property and of contiguous, or a series of contiguous, real properties not associated with the Property; (iii) Berry has entered into this Agreement on the basis of its own investigation of the physical condition of the Property and the land related thereto (including the environmental condition of the Property);
(iv) Berry with full knowledge of the foregoing and after conducting the above described investigation and evaluation IS ACQUIRING THE PROPERTY ON A "WHERE IS" AND "AS IS" BASIS, and Berry, by acquiring the Property on a
"where is" and "as is" basis waives any other rights of indemnification, contribution or recourse it may have against or from Aera with respect to the condition of the Property, including, without limitation, the environmental condition of the Property and damage to natural resources associated with the Property; (v) Berry shall further acknowledge that it has received from Aera prior to Closing a written notice pursuant to section 25359.7(a) of the California Health and Safety Code and that a copy of such written notice is attached hereto as Schedule "9(b)"; and
(vi) Berry shall further acknowledge that it has had the full opportunity to review and is aware of the matters with respect to the Property which are identified in Schedule "9(c)" attached hereto.



     10. INDEPENDENT EVALUATION. Berry has made an independent evaluation of the Property and acknowledges that Aera has made no statements or representations concerning the present or future value of the anticipated income, costs, or profits, if any, to be derived from the Property or the quantity and quality of any oil and gas or other minerals that may be produced from the Property and THAT AERA DOES NOT IMPLIEDLY OR
EXPRESSLY WARRANT DESCRIPTION, TITLE, VALUE, QUALITY,
PHYSICAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT
LIMITATION, THE ENVIRONMENTAL CONDITION OF THE PROPERTY),
MERCHANTABILITY, OR FITNESS FOR PURPOSE OF ANY OF THE
PROPERTIES OR THE WELLS, EQUIPMENT, PIPELINES FACILITIES, OR
OTHER PROPERTY LOCATED THEREON OR USED IN CONNECTION THEREWITH.
Berry further acknowledges that, in entering into this Agreement, it has relied solely upon its independent examination of the Property and public records relating to the Property and its independent estimates, computations, evaluations, reports and studies based thereon. All information and data furnished to Berry by Aera is believed to be accurate and correct to the best of Aera's knowledge without investigation; however, Aera makes no warranty or representation as to the accuracy or correctness of any information furnished to Berry. Any reliance Berry makes on such information is at Berry's sole risk. Berry acknowledges that it is aware that accounting reports, files and records made available to Berry during the Review Period specified in section 9 hereof or otherwise furnished to or made available to Berry for review may not incorporate all revenue and cost data up to and through the date of the accounting reports, files, records or information provided, and further inquiry by Berry may be required to obtain such revenue and cost data.

     11. CONSENTS; PREFERENTIAL RIGHTS. In the event any of the interests to be conveyed or transferred to Berry as part of the Property (i) are burdened with a preferential right in a third person to purchase such interest or (ii) require the consent of a third party to assign Aera's interest, then the conveyance or transfer of the interest subject to such preference or consent shall be conditioned upon Aera's obtaining the necessary waiver or consent and this Agreement shall not constitute an assignment or attempted assignment thereof without such consent or waiver. Provided, however, if such requirement for Third-Party consent is subject to an express or implied provision to the effect that such consent may not be unreasonably withheld and Aera, in its sole discretion, determines that such consent is being unreasonably withheld, Aera may, at its risk, assign such interest to Berry. Except for any liability of Aera to a Third Party with respect to an assignment pursuant to the preceding sentence, Aera shall not be liable to Berry by reason of any inability or failure to obtain any such waiver of preferential rights or consent to assignment. In the event a Third Party elects to exercise its preferential right to purchase, then Berry shall at the request of Aera nominate a value to each interest burdened by the preferential right to purchase, and if such value is agreeable to Aera, it shall become the price to such Third Party. If Aera is unable to obtain a required waiver or consent, or determines that such consent has been unreasonably withheld but elects not to assign the interest, such failure to obtain the waiver or consent, or to assign the interest where consent is unreasonably withheld, shall be considered a significant title defect subject to the provisions of subsection 12(b) hereof unless waived in writing by Berry; provided, however, that the prior termination or lapse of or a requirement that any license, permit, right-of-way, pipeline franchise or easement affecting any interests in or other portions of the Property is non-transferable, must be renegotiated or is subject to consent upon a transfer of ownership shall not constitute a significant title defect under this Agreement.


     12.   TITLE.

     (a) Title Examination. Berry assumes the risk of description and title to the Property and agrees to satisfy itself with respect thereto. Aera has made available to Berry for examination by Berry such title information and abstract coverage as may have been available in Aera's land and contract files located in Bakersfield, California. During the period commencing on the date of this Agreement and ending no later than one (1) day before the Closing Date (the "Title Examination Period"), Berry shall have the continued right to examine, at Aera's offices in Bakersfield, California, during normal working hours, all division order and land files and records which relate to the Property. In addition, Aera shall make available to Berry for examination such title information with respect to the Property which is in Aera's files or Western Midway Company's ("Western") former files related to the Property which are now Aera's.

     (b)   Significant Title Defect.

     (1) As used in this Agreement, the term "significant title defect" shall include (i) any defect which results in a loss of title in Aera such that Aera's net revenue interest in the Property is substantially reduced or Aera's right to use such interest as an owner, lessee, licensee or permittee is extinguished or severely restricted, or (ii) the inability of Aera to obtain the waiver of a preferential right or consent to assignment of an interest included in the Property or the election of Aera not to assign such interest when Aera believes consent is being unreasonably withheld as specified in section 11 above. Berry shall give Aera written notice of such significant title defect at least (one) (1) day before the Closing Date, together with full particulars relating thereto. Berry shall be deemed to have waived all significant title defects and any other defect of which Aera has not been given written notice at least one (1) day before the Closing
Date.

     (2) Interests which have significant title defects shall be excluded from the Property and the Purchase Price shall be reduced by an amount agreed upon by Aera and Berry to account for such interest unless: (i) prior to Closing, the basis for the significant title defect has been removed (provided, however, Aera shall have no obligation to obtain such removal),
(ii) Berry agrees to accept the interest "as is," (iii) Berry agrees to acquire the Property, including the interest, with an appropriate and mutually agreed upon reduction in the Purchase Price, or (iv) Aera agrees to indemnify Berry against all losses, costs, expenses and liabilities with respect to such significant title defect. If no agreed upon reduction in Purchase Price has been reached and no agreement can otherwise be reached as to the disposition of an interest burdened by a significant title defect, either Party may give written notice to the other Party to terminate this Agreement and upon the giving of such notice, neither Party shall have any further rights or obligations hereunder, except for Berry's obligations and Aera's rights under the Confidentiality Agreement and the Indemnification Agreement.

     (c) Personal Property Inventory List. If Berry prepares an inventory list of the personal property being conveyed or transferred hereunder, such inventory list, if approved by Aera, shall be controlling with respect to the personal property listed therein and shall be attached to any Bill of Sale or other document of conveyance utilized to transfer the personal property from Aera to Berry under this Agreement. If Berry does not prepare such an inventory list, then, at Aera's sole election, the controlling inventory list of personal property to be conveyed hereunder for the purposes of any Bill of Sale or other document of conveyance or transfer may be prepared by Aera based upon the most reliable information available to it, or the Bill of Sale or other document of conveyance or transfer may omit an inventory list and recite generally the sale, transfer and conveyance of all of Aera's right, title and interest in all specified categories of personal property located on or associated with the real property and lands subject to the interests in real property included in the Property.

     13. REPRESENTATIONS OF AERA. Aera represents to Berry, each of which representations shall survive Closing, that as of the date of the Agreement and as of Closing:

     (a) Due Organization. Aera is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of California.

     (b) Company Power. Aera has all requisite company power and authority to carry on its business as presently conducted, to enter into the Agreement, and, subject to the provisions of section 25 below, to perform its obligations under the Agreement. The consummation of the transactions contemplated by the Agreement will not violate, nor be in conflict with,
(i) any provision of its charter or bylaws or (ii) any agreement or instrument to which it is a party or is bound (except for preferential rights to purchase and required Third Party consents to assignment, if any).

     (c) Duly Executed. The Agreement has been duly executed and delivered on behalf of Aera, and at Closing, (if the condition of section 25 below has been satisfied) all documents and instruments required hereunder to be executed and delivered by it shall have been duly executed and delivered.

     (d) No Litigation. There are no pending or, to the best of Aera's knowledge, threatened claims, legal actions, lawsuits, administrative proceedings, or governmental investigations or inquiries involving the Property or Aera's right to consummate the sale contemplated hereunder except those claims, legal actions, lawsuits, administrative proceedings, and governmental investigations and inquiries that Aera has disclosed to Berry in writing as shown in attached Schedule "13(d)."


     14. REPRESENTATIONS OF BERRY. Berry represents to Aera, each of which representations shall survive Closing, that as of the date of the Agreement and as of Closing:

     (a) Due Organization. Berry is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and is duly qualified to do business in California.

     (b) Corporate Power. Berry has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the Agreement, to purchase or exchange the Property on the terms described in the Agreement and to perform its other obligations under the Agreement. The consummation of the transactions contemplated by the Agreement will not violate, nor be in conflict with, (i) any provision of its charter or bylaws, formation and governing documents, or (ii) any agreement or instrument to which it is a party or is bound.

     (c) Duly Executed. The Agreement has been duly executed and delivered on behalf of Berry, and at Closing, all documents and instruments required hereunder to be executed and delivered by it shall have been duly executed and delivered and the transactions contemplated hereby shall have been duly and validly authorized by all requisite corporate action.

     (d) No Litigation. There are no pending or, to the best of Berry's knowledge, threatened claims, legal actions, lawsuits, administrative proceedings, or governmental investigations or inquiries involving Berry's right to consummate the sale contemplated hereunder except those claims, legal actions, lawsuits, administrative proceedings, and governmental investigations and inquiries that Berry has disclosed to Aera in writing as shown in attached Schedule "14(d)."

     15. AERA'S CONDITIONS. The obligations of Aera to be performed at Closing are subject to the satisfaction at or prior to Closing of the following conditions, any of which may be waived by Aera, and the condition specified in section 25:

     (a) Representations True. All representations of Berry contained in this Agreement shall be true in all material respects at and as of Closing as if such representations were made at and as of Closing, and Berry shall have performed and satisfied in all material respects all obligations required by this Agreement to be performed and satisfied by it at or prior to Closing.

     (b) No Pending Suits. No suit or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with, the contemplated purchase.

     (c) No Act of Termination. Aera shall not have exercised any rights it may have hereunder to terminate this Agreement.

     (d) Written Evidence of Bond. Berry shall have provided written evidence, satisfactory to Aera, that Berry has obtained the bonds required by the California Department of Conservation, Division of Oil, Gas and Geothermal Resources as specified in subsection 19(a), and has otherwise satisfied all federal, state and local statutory and regulatory requirements with respect to transfer of the Property.

     (e) H-S-R. All applicable waiting periods shall have expired under the Hart-Scott-Rodino Antitrust Improvements Act or early termination of such waiting periods shall have been granted by the appropriate governmental authorities.

     16. BERRY'S CONDITIONS. The obligations of Berry to be performed at Closing are subject to the satisfaction at or prior to Closing of the following conditions, any of which may be waived by Berry:

     (a) Representations True. All representations of Aera contained in this Agreement shall be true in all material respects at and as of Closing as if such representations were made at and as of Closing, and Aera shall have performed and satisfied in all material respects all agreements required by this Agreement to be performed and satisfied by it at or prior to the Closing.

     (b) No Pending Suits. No suit or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with, the contemplated purchase.

     (c) No Act of Termination. Berry shall not have exercised any rights it may have hereunder to terminate this Agreement.

     (d) H-S-R. All applicable waiting periods shall have expired under the Hart-Scott-Rodino Antitrust Improvements Act or early termination of such waiting periods shall have been granted by the appropriate governmental authorities.

     17.     OPERATIONS AND PRODUCTION AFTER THE EFFECTIVE DATE.

     (a) Operations Between the Effective Date and Closing. As Closing may occur subsequent to the Effective Date, Aera will in such event continue to operate the Property, or cause the Property to be operated, as appropriate, at Berry's sole risk and for the account of Berry until Closing. Upon Closing, Berry shall assume the risk of any change in the condition of the Property from the Effective Date to the Closing Date, except to the extent any change in the condition is attributable to the gross negligence or willful misconduct of Aera, and notwithstanding the foregoing, except as may be otherwise provided in section 20.

     (b) Expenses. Subject to the provisions of section 20, Aera shall be responsible for payment of all Expenses (as defined below) related to the Property prior to the Effective Date. Berry shall be responsible for the payment of all Expenses related to the Property, and for the cost and expenses resulting from the assumption of the obligations and implied covenants as specified in section 19 incurred or accrued from and after the Effective Date. "Expenses" as used in this Section shall mean any expenses incurred or accrued in connection with the operation, use, protection, maintenance or ownership of the Property including, without limitation, expenses for or related to all lease rentals, shut-in royalties, minimum royalties, payments in lieu of production, production royalties (including royalties paid in kind), overriding royalties, production payments, net profits payments, contractual payments, operating costs, overhead charges (at the then current charge rate Aera would charge as an operator in operating agreements), expenses, fees, vendor and contractor invoices, billings, taxes, charges (including, without limitation, any charges for overhead provided for in any operating agreements related to the Property at the rates specified in such agreements), rental payments, franchise fees, permits and license fees, assessments and other indebtedness and obligations due, payable, incurred, accrued or attributable to the ownership, operation, use, protection or maintenance of or otherwise relating to or associated with the Property.

     (c) Allocation of Production and Proceeds. All production from oil and/or gas wells, and all proceeds from the sale thereof, including, without limitation, proceeds from any imbalance and oil in storage above the pipeline connection, and take-or-pay collections/rights and accounts receivable attributable to production prior to the Effective Date and all other monetary payments (including, without limitation, proceeds from the sale of mineral production, credits, tax refunds, insurance proceeds, salvage payments and reimbursement of joint operating costs and expenses) attributable to the ownership, use or operation of the Property prior to the Effective Date shall be the property of Aera. All such production proceeds, and other monetary payments attributable to production on and after the Effective Date shall be the property of Berry.

     (d) Interim Accounting, Payment and Collection Services. From the Effective Date until Closing, Aera shall, for the account of and at the sole cost to Berry of One Hundred and No Hundredths Dollars ($100.00) per day, provide all necessary and appropriate financial accounting services for the Property and all related operations and administration of the Property in the same manner and to the same extent provided by Aera prior to the Effective Date, taking into account and acting consistent with the provisions of subsections 17(b) and 17(c) above. Aera shall, for the account of and at the sole cost to Berry, pay all Expenses [as provided in subsection 17(b)] which are the obligation of Berry and collect all proceeds and other monetary payments which are allocated to Berry [as provided in subsection 17(c)].

     (e) Post-Closing Settlement. Within one hundred twenty (120) days after Closing, Aera and Berry shall make a final post-Closing settlement to account for all production proceeds and other monetary payments collected for Berry's account by Aera and all Expenses, other costs and expenses and taxes paid for Berry's account by Aera pursuant to this section 17 and any prorations as of the Effective Date. In addition, Aera shall credit Berry with Eighty-one Thousand Four Hundred Thirty and No Hundredths Dollars ($81,430.00) for the suspense items obligation which Berry has assumed under subsection
19(b). Aera and Berry agree to promptly remit any sum determined from such post-closing settlement to be owed to the other.

     (f) Audit. Within one (1) year of the Closing, either Party may at its own expense audit the other Party's books, accounts and records relating to production proceeds, other monetary payments, Expenses, other costs and expenses and taxes paid or received which may have been adjusted on account of this transaction. Such audit shall be conducted so as to cause a minimum of inconvenience to the audited Party. It is expressly agreed that, if Berry shall request any type of audited financial records, Berry shall enter into an agreement for the provision of such records with an accounting firm approved by Aera, and Berry shall be solely responsible for the cost of obtaining such financial records.

     (g) No Application to Income Taxes. All references in sections 17 and 18 to taxes and tax refunds shall not apply to income and franchise taxes and income and franchise tax refunds.

     18.    TAXES, COSTS AND FEES.

     (a) Taxes. Berry shall be responsible for the economic benefit, burden and payment of all taxes relating to the Property prorated from and after the Effective Date. Aera shall be responsible for the economic benefit, burden and payment of all taxes relating to the Property prorated prior to the Effective Date, including, but not limited to, the Los Angeles County Tax Assessor's Appeal as shown on Schedule "13(d)." Berry shall pay to Aera at Closing, in addition to and separate from the Purchase Price, an amount equal to all state and local taxes payable by Aera on the transfer of ownership of any tangible personal property calculated at the then-current rates. Berry shall indemnify, defend and hold Aera harmless from any liability, including without limitation, penalties, interest and attorney's fees, arising out of Berry's failure to pay to Aera at Closing, in addition to and separate from the Purchase Price, the amount equal to all state and local taxes payable by Aera on the transfer of ownership of any tangible personal property. Berry shall pay all costs associated with documentary transfer taxes, other transfer taxes and any recording costs assessed by any federal, state, county or other governmental offices or other transfer fees, and shall indemnify, defend and hold Aera harmless for such transfer taxes, costs and fees. In the event that the interests transferred under this Agreement are exempt from such taxes, at Closing Berry shall provide Aera with properly executed exemption certificates or other documentation deemed acceptable under applicable law.

     (b) No Brokers. Each Party shall pay and indemnify and hold the other Party harmless from any commission or brokerage fee it has incurred in connection with this transaction.


     19.    OPERATIONS BY BERRY.

     (a) Compliance with Laws. Berry shall comply with all applicable laws, ordinances, rules and regulations, orders, terms of permits and authorizations of any governmental body which may have jurisdiction with respect to the Property to be transferred hereunder (including, without limitation, the filing with such governmental bodies of any and all compliance reports, notices, or other compliance documents which are due after the Closing Date regardless of the period covered by such reports, notices or documents) and shall promptly obtain and maintain all permits and bonds required by public authorities in connection with the Property including, without limitation, the bond required by California Public Resources Code, Section 3202 for wells which have not produced oil or gas or have not been used as injectors, for a period of five (5) years prior to Closing. Berry, or its designated operator, shall, at or prior to Closing, provide to Aera written evidence, satisfactory to Aera, that Berry has obtained all required bonds sufficient to assume complete operatorship duties required by the California Department of Conservation, Division of Oil, Gas, and Geothermal Resources, and has otherwise satisfied all federal, state and local statutory and regulatory requirements with respect to transfer of the Property as specified in the California Resources Code, as amended, and any regulations promulgated in accordance therewith including, without limitation, those bonds specified in Sections 3204 and 3205 of such Code. Further to this obligation, Aera and Berry shall sign (or Berry shall cause the entity which is to assume operation to sign), prior to Closing, a notice or notices in the form attached hereto as Schedule "19(a)" and within the time prescribed by the California Department of Conservation, Division of Oil, Gas and Geothermal Resources, as required by California Resources Code, Sections 3201 and 3202, giving notice of the transfer from Aera to Berry of each well, including each idle well, currently or formerly operated by Aera or its predecessors which is to be transferred under this Agreement. The signed form shall designate Berry or its designated operator as the current operator of each such well.

     (b) Assumption of Obligations. Upon Closing, Berry shall assume, as of the Effective Date, and agree to perform, at Berry's sole cost and expense, (i) all obligations and implied covenants of Aera relating to the Property (whether such obligations and covenants are to a lessor, a governmental body or any other person or entity), including, but not limited to, (1) any obligations arising in respect to the plugging and abandonment of all existing wells (whether or not such wells are active, inactive idle, or have been previously abandoned as of the Effective Date), (2) any obligations to file or submit compliance reports, notices and documents required by governmental bodies,
(3) the removal of related oil and gas equipment including, without limitation, pipelines, sumps, foundations, and other facilities, whether the existence of same is known or unknown to the Parties at Closing, and (4) the complete and lawful restoration and reclamation of the lands used in connection with such wells and related equipment, pipelines, sumps and other facilities in compliance with all federal, state and local laws, rules and regulations, including, without limitation, all requirements of the California Department of Conservation, Division of Oil, Gas and Geothermal Resources, with respect to such plugging and abandonment, removal and restoration and reclamation of associated lands, (ii) all obligations under licenses, permits, franchises, easements, and rights-of-way associated with or included in the Property, (iii) any obligations with respect to the reabandonment of previously abandoned wells on lands included in the Property, (iv) any obligations with respect to Deserted Wells as defined in California Public Resources Code, Section 3237, and (v) remediation and clean-up with respect to those matters identified on Schedule "9(c)" attached hereto. This assumption of obligations and liabilities by Berry shall include Aera's obligations and liabilities with respect to net proceeds from production attributable to interests in the Property as currently held in suspense because of a lack of identity or address of owners, title questions, change of ownership or similar reasons as identified on Schedule "19(b)" attached hereto. As set forth in section 20, Berry shall defend, indemnify and hold Aera harmless with respect to the performance or failure to perform of Berry's obligations under this section 19.

     20. INDEMNIFICATION. Capitalized terms used in this section 20 which are not defined elsewhere in this Agreement are defined in subsection 20(c) below.

     (a) General Indemnity by Berry. To the fullest extent permitted by law, but no further, Berry shall indemnify and hold harmless Aera, its Affiliates and their officers, directors, employees and agents, from any and all Claims for which a Claim Notice is delivered to Berry and provided such Claims directly or indirectly arise or result from or are caused by the use, operation, maintenance, occupation, ownership, plugging or abandonment of the Property or contamination of the Property with naturally-occurring radioactive materials either before or after the Effective Date even though such Claims may have been contributed to or caused by the negligence or fault of Aera occurring prior to Closing [except for (i) Environmental Claims or Environmental Cleanup Liability as provided for in subsection 20(b) below; and
(ii) any such Claims caused by the willful misconduct or gross negligence of Aera]. Berry further covenants and agrees to defend any suits brought against Aera, its affiliates or their respective officers, directors, employees and agents, on account of any such Claims indemnified hereunder and to pay or discharge the full amount or obligation of such Claims incurred by, accruing to or imposed on Aera, its Affiliates or their respective officers, directors, employees or agents resulting from any such suit or suits. In addition, Berry shall pay to Aera, its Affiliates or their respective officers, directors, employees or agents, as applicable, all reasonable attorneys fees incurred by Aera, its Affiliates or their respective officers, directors, employees or agents, as applicable, in enforcing Berry's indemnity in this subsection 20(a).

     (b) Environmental Indemnity by Berry. To the fullest extent permitted by law, but no further, Berry shall indemnify and hold harmless Aera, its Affiliates and their respective officers, employees, and agents, from and against any and all Environmental Claims or Environmental Cleanup Liability for which a Claim Notice is delivered to Berry and which Arises directly or indirectly from the use, operation, maintenance, occupation, ownership or abandonment of the Property either before or after the Effective Date with respect to any Environmental Claim or Environmental Cleanup Liability initially made against or sought to be imposed upon Aera, its Affiliates or their respective officers, directors, employees and agents, even though caused, or contributed to, by the negligence or fault of Aera, except for any such Environmental Claims or Environmental Cleanup Liability caused by the willful misconduct or gross negligence of Aera or as a result of the past (prior to the Effective Date) disposal of Chemical Substances offsite from the Property. Berry further covenants and agrees to defend any suits or administrative proceedings brought against Aera, its Affiliates and their respective officers, directors, employees and agents on account of any such Environmental Claims or Environmental Cleanup Liability and to pay or discharge the full amount or obligation of such Environmental Claims or Environmental Cleanup Liability incurred by, accruing to or imposed on Aera, its Affiliates, or their respective officers, directors, employees or agents, as applicable, resulting from any such suit or suits or any amounts resulting from the settlement or resolution of such suit or suits or administrative proceedings. In addition, Berry shall pay to Aera, its Affiliates, or their respective officers, directors, employees or agents, as applicable, all reasonable attorneys' fees incurred by Aera, its Affiliates, or their respective officers, directors, employees or agents, as applicable, in enforcing Berry's indemnity in this subsection 20(b).

     (c)   Definitions.  For purposes of this Agreement:

     (1) "Affiliate" shall mean a Party's "Parent Company" and "Affiliated Companies." "Parent Company," "Affiliated Companies" and "Controlling Interest" shall have the following meanings:

     (i) A Party's "Parent Company" shall mean an entity having a "Controlling Interest" in such Party;

     (ii) A Party's "Affiliated Companies" shall mean any and all entities in which the Party or the Parent Company of such Party has a direct or indirect "Controlling Interest;" and

     (iii) "Controlling Interest" shall mean: (1) a legal or beneficial ownership of fifty percent (50%) or more of the voting stock or other voting rights in an entity; or (2) a member company of a limited liability company.

     (2) "Arises." An Environmental Claim or Environmental Cleanup Liability shall be deemed to Arise upon (i) each discrete, operationally-related Release of Chemical Substance, as measured on a daily basis, or (ii) each discrete, operationally-related occurrence of pollution, contamination or migration, as measured on a daily basis.

     (3) "Chemical Substances" shall mean any chemical substance, including, but not limited to, any sort of pollutants, contaminants, chemicals, raw materials, intermediates, products, industrial, solid, toxic or hazardous substances, materials, wastes, or petroleum products, including crude oil or any component thereof.

     (4) "Claims" shall mean any and all claims, demands, loss, liability, liens, demands, judgments, settlements, suits, causes of action, fines, penalties, compliances, costs, and any costs, expenses and fees associated with the investigation, defense and resolution of the foregoing, including without limitation, reasonable attorney's fees. Claims may be based on any theory of tort, contract, strict liability, statutory liability (including, without limitation, fines, penalties, obligations or requirements) or any other basis for liability and shall include, without limitation, any Claims arising, occurring or resulting from, related to or based on the injury, disease, or death of any persons (including, without limitation, the Indemnifying Party's employees, agents and representatives) or damage to, loss or destruction of any property, real or personal (including, without limitation, the Indemnifying Party's property).

     (5) "Claim Notice" shall mean a notice delivered to either Party, in writing, that the other Party has received a claim or demand from a Third Party or been served with process by or on behalf of a Third Party asserting Claims, Environmental Claims or Environmental Cleanup Liability which is indemnified hereunder.

     (6) "Environmental Claim" shall mean any claim, demand, action, suit or proceeding for the injury, disease or death of any person (including, without limitation, the Indemnifying Party's employees, agents and representatives), property damage, damage to the environment, or damage to natural resources made, asserted or prosecuted by or on behalf of any Third Party (whether based on negligent acts or omissions, statutory liability, or strict liability without fault or otherwise) arising or alleged to arise under any Environmental Law. Environmental Claim includes any damages, settlement amounts, fines and penalties assessed or costs of complying with any orders or decrees of courts, administrative tribunals or other governmental entities (other than such compliance costs related to Environmental Cleanup Liability) associated with resolving such claims, demands, actions, suits or proceedings and any costs, expenses and fees, including, without limitation, reasonable attorney's fees incurred in the investigation, defense and resolution of such claims, demands, actions, suits and proceedings.

     (7) "Environmental Cleanup Liability" shall mean any cost or expense of any nature whatsoever incurred (in order to comply with the provisions of any Environmental Law or the provisions of any order or decree of any court or administrative or regulatory tribunal or agency enforcing any Environmental
Law) to contain, remove, remedy, respond to, clean up, or abate any Release of Chemical Substances or other contamination or pollution of the air, surface water, groundwater, land surface or subsurface strata related to the operation, use, maintenance and ownership of the Property, whether such Release, contamination or pollution is located on, within, under or above real property included in the Property ("on site") or is located off site, including, but not limited to, any Release of Chemical Substances or other contamination or pollution arising out of or resulting from the manufacture, generation, formulation, processing, labeling, distribution, introduction into commerce, or on site or off site use, treatment, handling, storage, disposal, or transportation of any Chemical Substances. Environmental Cleanup Liability includes, without limitation, any judgments, damages, settlements, costs or expenses (including, without limitation, reasonable attorneys', consultants' and experts' fees and expenses) incurred with respect to (i) any investigation, study, assessment, legal representation, cost recovery by a governmental agency or Third Party, or monitoring or testing in connection therewith, (ii) the Property as a result of actions or measures necessary to implement or effectuate any such containment, removal, remediation, response, cleanup or abatement, and (iii) the resolution of such liabilities.

     (8) "Environmental Law" means any statutes, rules, regulations, controlling judicial decisions or legal requirements relating to or regulating the pollution, protection or cleanup of the environment or damage to or remediation of damage to real property and natural resources (including, but not limited to, ambient air, surface water, groundwater, and land surface or subsurface strata) including, without limitation, legal requirements contained in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended (CERCLA); the Resources Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., as amended (RCRA); the Superfund Amendments and Reauthorization Act of 1986, Pub. L. 99-499, as amended (SARA); the Clean Air Act, 42 U.S.C.
Section 7401, et seq., as amended; Federal Water Pollution Control Act, 33 U.S.C. Section 2601 et seq., as amended; National Environmental Policy Act,
42 U.S.C. Section 4321, et seq., as amended (NEPA); and the Safe Drinking Water Act, 42 U.S.C., Section 300 j-l, et seq., as amended; and/or any other federal, state or local laws, statutes, ordinances, rules, regulations or orders (including decisions of any court or administrative body) relating to the pollution, protection or cleanup of the environment as specified above. Environmental Law shall also mean the Toxic Substance Control Act, 25 U.S.C.
Section 1502, et seq., as amended (TOSCA) and/or any other federal, state (including, without limitation, laws with respect to trespass, nuisance and other torts or similar legal theories which may be applied to establish liability or responsibility for Environmental Cleanup or Environmental
Claims) or local laws, statutes, ordinances, rules, regulations or orders (including decisions of any court or administrative body) relating to (i) release, containment, removal, remediation, response, cleanup or abatement of any sort of Chemical Substance, (ii) the manufacture, generation, formulation, processing, labeling, distribution, introduction into commerce, use, treatment, handling, storage, disposal or transportation of any Chemical Substance, (iii) exposure of persons, including employees of Berry, to any Chemical Substance and other occupational safety or health matters, or (iv) the physical structure or condition of a building, facility, fixture or other structure, including, without limitation, those relating to the management, use, storage, disposal, cleanup or removal of asbestos, asbestos-containing materials, polychlorinated biphenyls or any other Chemical Substance.

     (9) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, escaping, leaching, dumping or disposing of any Chemical Substance into the environment (including, but not limited to, the ambient air, surface water, groundwater and land surface or subsurface strata) of any kind whatsoever (including also the abandonment or discarding of barrels, containers, tanks or other receptacles containing or previously containing any Chemical Substance).

    (10) "Third Party" shall mean any person (other than a Party or its Affiliates) including, without limitation, any such natural person, business entity (corporation, partnership, trust, sole proprietorship or other business entity), any federal, state or local governmental entity, agency or administrative body, employee of Berry or of Aera, former employee of Berry or of Aera, or their respective legal representatives, heirs, beneficiaries or estates.

    (d) Indemnified Party's Participation. Any indemnified Party shall have the right at all times, if it so elects and without relieving the indemnifying Party of its obligations to defend hereunder, to participate in the preparation for and conducting of any hearing or trial related to these indemnification provisions, as well as the right to appear on its own behalf at any such hearing or trial. Any such participation or appearance by an indemnified Party shall be at its sole cost and expense.

     An indemnified Party shall not execute a consent order nor accept any settlement regarding an indemnified matter without the indemnifying Party's prior written approval. The indemnified Party shall cooperate fully with the indemnifying Party in the defense of any matter hereunder by the indemnifying Party and shall take those actions reasonably, within its power to take which are reasonably necessary to preserve any legal defenses to indemnified matters hereunder until the indemnifying Party has assumed the defense of the matter.

     (e) Aera to Cooperate with Berry regarding Obtaining Certain Rights from Mobil. The Parties acknowledge that under the transaction [documented by that certain Contribution Agreement dated October 31, 1998, whereby Mobil contributed the Property to Aera ("Contribution Agreement")] Aera was given certain environmental indemnity rights whereby Mobil would indemnify Aera with respect to certain environmental claims regarding the Property. Should Berry discover and notify Aera in writing prior to September 30, 2000, of any Environmental Liability or Liabilities (as defined by the Contribution Agreement) related to the Property equal to or exceeding a liability amount of One Million and No Hundredths Dollars ($1,000,000.00), then Aera will notify Mobil of such Environmental Liability or Liabilities as provided by Section
18.03 of the Contribution Agreement. Aera agrees to cooperate with Berry in attempting to obtain for Berry those same environmental indemnity rights given to Aera by Mobil under Article 18 of the Contribution Agreement, including requesting Mobil's consent to Aera's assignment to Berry of those environmental indemnity rights as to any Environmental Liability or Liabilities which Berry has discovered and provided notice of to Aera under this subsection. However, Aera's sole obligation under this subsection of this Agreement is to cooperate with Berry in Berry's attempts to obtain those rights from Mobil, and if Berry fails to obtain such rights from Mobil, Aera will in no way be liable to Berry in any form or fashion. Berry acknowledges that this provision is in no way a representation or warranty by Aera or Mobil that the rights exist or that Berry will receive such rights from Mobil. Berry acknowledges that it is in Mobil's sole discretion to grant any such rights to Berry. It is expressly agreed that the transaction contemplated by this Agreement is in no way conditioned upon Berry receiving such environmental indemnity rights from Mobil, and that this provision in no way affects Berry's indemnity obligations to Aera under this Article 20 of this Agreement


     21.     EXISTING CONTRACTS.

      (a)   Assumption of Contracts.	The sale contemplated hereunder
shall be made subject to any and all existing operating agreements, unit agreements, gas balancing agreements, gas processing agreements, and that certain Crude Oil Purchase and Sale Agreement between Texaco Trading and Transportation, Inc. and Arco Oil and Gas Company dated March 27, 1992
(which agreement may be assigned by Mobil to Berry and which is listed on page 18 of Exhibit "A" hereto), as well as any and all other agreements, permits, franchises, leases, licenses, easements and rights-of-way including, without limitation, overage/shortage agreements and exchange agreements to which the Property is subject. To the extent such agreements may be assigned and delegated, Berry shall assume and be responsible for all obligations of Aera accruing under such agreements. If such agreements may not be assigned or delegated, Aera may, at its sole discretion and upon the consent of Berry, perform such agreements on behalf of Berry and Berry shall promptly, upon notice, reimburse Aera for its respective costs, expenses and obligations incurred in performing such agreements.

    (b) Gas Imbalances. Berry shall accept all gas and oil imbalances that exist on the Property as of the Effective Date and shall assume all responsibility to settle with other interest owners for any over or short gas or oil imbalances that exist on the Property. If the gas or oil imbalance on a particular Property interest is a net liability, Berry shall indemnify Aera for that net liability. With regard to the Post-Closing Settlement
[Article 17(e)], any gas and oil imbalances that exist on the Property as of the Effective Date, which are a result of operations occurring prior to the Effective Date, will be the financial responsibility of Aera and will be reflected as an adjustment in the post-Closing settlement if not previously settled. Any gas and oil imbalances that exist on the Property as of the Effective Date, which are a result of operations occurring on or after the Effective Date, will be the financial responsibility of Berry and will be reflected as an adjustment in the post-Closing settlement if not previously settled.

     22. NOTICES. All notices and communications required or permitted under this Agreement shall be in writing, delivered to or sent by U. S. Mail or nationally recognized commercial courier service, postage or delivery charges prepaid, or by telecopy, addressed as follows (or such other address as may be specified by ten (10) days prior written notice to the other Party):

   Aera

Aera Energy LLC
Attention:  San Joaquin Valley Asset
5060 California Avenue (93309)
P. O. Box 11164
Bakersfield, CA  93389-1164
Telephone:  (805) 326-5000
Telecopy:  (805) 326-5708


   Berry

Berry Petroleum Company
Attention:  President
28700 Hovey Hills Road
Taft, CA  93268
Telephone:  (805) 769-8811
Telecopy:  (805) 769-8960

Notice shall be deemed to have been duly given when delivered to or sent to the other Party in the manner prescribed herein and actually received by the Party to whom the notice is given.

     23. PARTIES IN INTEREST. Subject to subsection 27(d) below, this Agreement shall inure to the benefit of and be binding upon Aera and Berry and their respective successors and assigns. However, no assignment by any Party shall relieve any Party of any duties or obligations under this Agreement.


     24. COMPLETE AGREEMENT. When executed by the authorized representatives of Aera and Berry, this Agreement, together with the executed copies of the exhibits hereto and documents referred to herein, shall supersede all prior written or oral and all contemporaneous oral agreements and understandings between the Parties, including without limitation, all and any bid solicitation, bid offer and bid acceptance letters, and shall constitute the complete agreement between the Parties regarding the purchase and sale of the Property.

     25.     APPROVAL OF BOARD OF MANAGERS AND BOARD OF DIRECTORS.

Any obligation of Aera or Berry to close the sale contemplated hereunder shall be, and is, conditioned on and subject to Aera's Board of Managers having approved this Agreement and Berry's Board of Directors having approved this Agreement, which approvals shall be determined on or before January 31, 1999. In determining whether or not to approve, each Board may act with full and unfettered discretion in the exercise of its independent business judgment and shall not be prejudiced or limited in the exercise of such discretion and judgment by the prior execution of this Agreement. If either Board fails to approve this Agreement, whether by action or inaction, on or before January 31, 1999, this Agreement shall forthwith terminate and neither Party shall have any further rights or obligations hereunder, except for Aera's rights and Berry's obligations under the Confidentiality Agreement and the Indemnification Agreement.

     26. APPLICABLE LAW. THIS AGREEMENT, OTHER DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE LEGAL RELATIONS BETWEEN THE PARTIES WITH RESPECT TO THIS AGREEMENT, SHALL BE
GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO RULES CONCERNING CONFLICTS OF LAWS; PROVIDED, THAT THE VALIDITY OF THE VARIOUS CONVEYANCES TRANSFERRING TITLE TO REAL PROPERTY AND REAL PROPERTY INTERESTS UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION IN WHICH SUCH REAL PROPERTY OR REAL PROPERTY INTERESTS ARE LOCATED.

     27.     MISCELLANEOUS PROVISIONS.

     (a) Captions. Captions have been inserted for reference purposes only and shall not define or limit the terms of this Agreement.

     (b) Partial Invalidity. If any provision of this Agreement is held invalid, such invalidity shall not affect the remaining provisions.

     (c) Modification. This Agreement cannot be modified or amended except by a written instrument duly executed by Aera and Berry.

     (d) Assignment. Neither Aera nor Berry, without the prior written consent of the other Party, shall assign any right or obligation under this Agreement prior to Closing, or attempt to delegate any duty to be performed under this Agreement, except that Aera may make such an assignment and/or delegation to an Affiliate without the consent of Berry. Consent to assign shall not be unreasonably withheld by either Party. Any attempted assignment or delegation without such consent shall be void and of no effect.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

     (f) Expenses. Except as otherwise expressly provided herein, all expenses incurred by each Party in connection with the transaction contemplated herein, including, without limitation, attorney's fees, are for the account of the Party incurring the same and the Party incurring such expenses shall defend, indemnify and hold harmless the other Party from and against such expenses.

     (g) Signs. Aera shall have the right, but not the obligation, to remove all of Aera's signs, placards, notices, or other posted documents or information and any other like property which refers to Aera's ownership of the Property or responsibility for the operations conducted thereon.

     (h) Press Releases. For the period ending thirty (30) days after Closing, no information in connection with this sale shall be released to the public, including, without limitation, through press releases, without the express written permission of Aera, unless required by applicable federal, state or local laws.


     (i) No Recording. This Agreement shall not be recorded or filed by any Party or their successors or assigns, in or with any public or governmental office, officer, agency or records repository without the prior written consent of the other Party, unless required to be filed by the federal securities laws.

     (j) Survival. All representations, indemnifications, covenants, obligations and promises of the Parties set forth in this Agreement shall survive Closing. All documents conveying, transferring or assigning the Property shall incorporate by reference the terms and conditions of this Agreement.

     (k) Exhibits and Schedules. The Exhibits and Schedules listed below are attached to this Agreement:

      Exhibit "A"         Property and Property Interests Subject To This
                            Agreement
      Exhibit "B"         Assignment and Conveyance
      Exhibit "C"         Personal Property Agreement and Bill of Sale
      Exhibit "D"         Aera Non-foreign Affidavit
      Exhibit "E"         Confidentiality Agreement
      Exhibit "G"         Indemnification Agreement
      Schedule"1(e)"      Specifically Listed Rights-of-Way, etc.
      Schedule"1(g)"      Specifically Listed Salt Water Disposal and Water
                            Wells
      Schedule "1(h)"     Specifically Listed Facilities
      Schedule "1(i)"     Specifically Listed Equipment
      Schedule "1(j)"     Specifically Listed Personal Property, etc.
      Schedule "9(b)"       Notice of Releases
      Schedule "9(c)"     List of Oil Spill Reports and Consultant's Reports
      Schedule "13(d)"    Aera's Litigation
      Schedule "14(d)"    Berry's Litigation
      Schedule "19(a)"    Notice to DOG of Well Transfers
      Schedule "19(b)"    Suspense Items

     (l) Time of Essence. Time is of the essence in the performance of this Agreement.

     (m) H-S-R. If either Aera or Berry determine that the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is applicable to this transaction, then the Parties which are required to file shall file with the Federal Trade Commission and the Department of Justice the required notifications, reports, and supplemental information to comply in all respects with the requirements of said Act.

     (n) No Partnership. Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, tax partnership or agency rela-tionship between the Parties.

     (o) File Transfers. Within thirty (30) days after Closing, Aera will transfer to Berry, subject to Aera's continuing right of access as hereinafter set forth, the following files and records in Aera's possession: (1) all of the original files, records, and non-interpretative data relating to the Property including, but not limited to: lease, land, and title records (including abstracts of title, title opinions, and title curative documents); contracts; correspondence; production and well records; electric logs; cores and core data; pressure data; graphical production and decline curves; health, safety, environmental, and regulatory compliance records; permitting files;
and the rights to copy, disclose, and distribute all of the above materials; and (2) certain interpretative data that is specific to the Property, including, but not limited to, developmental studies, developmental geological mapping, reservoir engineering studies, surveillance engineering studies, and facility engineering studies; excepting, however, Aera's (i) general corporate and tax records, (ii) records that pertain to individual employees, (iii) records subject to attorney-client privilege (other than title opinions), (iv) legal department files and records, and documents subject to the attorney-client privilege, (v) information owned by a third party and held by Aera under a license that prohibits assignment, and (vi) information that is confidential or proprietary to a third party and held by Aera under an agreement prohibiting disclosure; and excluding regional geophysical and geological data, mapping, interpretations, and similar information; provided, however, that Aera will provide to Berry copies of documents in lieu of originals to the extent Aera elects to retain the originals of documents it reasonably anticipates requiring for tax audit purposes (and provided, further, that Aera shall cooperate with Berry to request from Western copies of the aforesaid items in (i) through (v) to the extent same relate, directly or indirectly, to the ownership or operation of the Property; and provided, however, that Aera shall not be required to provide to Berry any data not provided to Aera by Western, such as proprietary algorithms or technology that Western used to prepare the interpretative data, nor results or conclusions drawn from or contained within any studies described above employing proprietary algorithms or technology; and provided, further, that to the extent Aera has any rights of ownership that are transferable and upon delivery of the assigned interpretative data, Berry shall own an undivided interest in such data and the intellectual property rights therein and shall be free to deal with such data and rights without accounting to Aera; and provided, further, that Aera provides to Berry the interpretative data (to which Aera has any rights) provided by Western to Aera as is, with all faults, and with no warranty of any kind whatsoever. Under no circumstances shall Aera be liable to Berry with regard to the accuracy or interpretation of any information transferred under this subsection (o).

     Aera retains the right of complete access to the above files and records, which right of access may be exercised by Aera at reasonable times, upon giving Berry reasonable notice and which shall include, at Aera's sole cost and expense, the right to copy or duplicate any and all contents therein. Should Aera be required by a governmental rule or order to produce the original of any document described in this subsection, Berry will, to the best of its ability, make such document available to enable Aera to comply with said rule or order upon receiving proper assurance that such document will be promptly returned to Berry.

      EXECUTED by the Parties hereto as indicated below by the signatures of their respective representatives; however, for identification purposes, this Agreement shall be deemed dated as of the date the last Party hereto signs this Agreement.



AERA ENERGY LLC



By: /s/ J. C. Boyd
    Attorney-in-Fact


Date: January 26, 1999



BERRY PETROLEUM COMPANY



By: s/s Jerry V. Hoffman


Title: President and CEO


Date: January 26, 1999









                                EXHIBIT "A"
                                     to
                         PURCHASE AND SALE AGREEMENT
                                  between
                 AERA ENERGY LLC AND BERRY PETROLEUM COMPANY

                DESCRIPTION OF PROPERTY AND PROPERTY INTERESTS
                           SUBJECT TO THIS AGREEMENT

                        LOS ANGELES COUNTY, CALIFORNIA

The primary term of each oil and gas lease set out in this Exhibit has a primary term of less than thirty-five (35) years.

CA116600:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated December 1, 1943, executed by the U. S. Bureau of Land Management, recorded in Book 36081, Page 77, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA116602:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated March 1, 1949, executed by the U. S. Bureau of Land
Management, recorded in Book 36081, Page 63, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records,
Los Angeles County.

CA078865C:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated March 7, 1995, executed by ETCR Inc., recorded as Document # 95-1332211, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document
# 99-109978, Official Records, Los Angeles County.

CA078869:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated February 2, 1995, executed by Anne M. Phillips, recorded as Document
# 95-1332216, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA078870A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 7, 1995, executed by Roger Moore, recorded as Document # 95-1160340, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document
# 99-109978, Official Records, Los Angeles County.

CA078870B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 1, 1995, executed by Shirley Phillips, recorded as Document
# 95-1160339, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077774:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 18, 1990, executed by Placerita Partners, recorded as Document
# 91-1301277, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077775A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 18, 1990 executed by Placerita Partners, recorded as Document
# 91-1301275, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA 077775B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated May 22, 1990, executed by Phillip Jaffe, recorded as Document # 91-266001, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document
# 99-109978, Official Records, Los Angeles County.


CA0777776A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 12, 1990, executed by Sebastiano Sterpa, recorded as Document
# 90-1718303, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077776B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 16, 1990, executed by Bernice E. Sterpa, recorded as Document
# 90-1955094, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077777A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 12, 1990, executed by Sebastiano Sterpa, recorded as Document
# 90-1718304, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077777B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 16, 1990, executed by Bernice E. Sterpa, recorded as Document
# 90-1718305, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077778A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 12, 1990, executed by Sebastiano Sterpa, recorded as Document
# 90-1955095, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA077778B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July, 16, 1990, executed by Bernice E. Sterpa recorded as Document
# 90-1749197, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077779A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 18, 1990, executed by Placerita Partners et al, recorded as Document # 91-1301278, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077781:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 21, 1990, executed by June E. George, recorded as Document
# 90-1506802, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077782:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated May 19, 1990, executed by LeRoy A. and Edythe L. Phelan, recorded as Document # 90-1482476, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded
January 25, 1999, as Document # 99-109978, Official Records, Los Angeles
County.

CA077783:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 21, 1990, executed by Joan M. Scharlin, and William H. Selditz, recorded as Document # 90-1576804, Official Records, as conveyed to Aera
Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA077784:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 21, 1990, executed by Joan M. Scharlin and William H. Selditz, recorded as Document # 90-1576803, Official Records, as conveyed to Aera
Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records,
Los Angeles County.

CA077787:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 26, 1990, executed by Dorris C. Johnson, recorded as Document
# 90-1718306, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077788:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 22, 1990, executed by Julia C. Woods, recorded as Document
# 90-1718307, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077789:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 2, 1990, executed by Norma Minna, recorded as Document # 90-1718308, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as
Document # 99-109978, Official Records, Los Angeles County.

CA077791:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated May 15, 1990, executed by Catherine M. Robbins, recorded as Document
# 90-1955096, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA077792:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated June 13, 1990, executed by Jack Willick, recorded as Document
# 90-1718310, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA077793:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 16, 1990, executed by JMT Oil Company, recorded as Document
# 91-1364339, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA078137:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 25, 1990, executed by Georgia Russell and Thelma M. Russell, recorded as Document # 90-1718311, Official Records, as conveyed to Aera
Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records,
Los Angeles County.

CA078140:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated August 30, 1990, executed by Hazel Berry, recorded as Document
# 90-1718312, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.

CA078191A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated October 10, 1990, executed by Marjorie L. Belshe, recorded as Document #91-171292, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA078196:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 5, 1990, executed by Ronald S. Press, recorded as Document #91-171294, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA078224A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 13, 1990, executed by Andrew G. Kadar MD, recorded as Document #91-171295, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA078226:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 9, 1990, executed by Ben S. McGlashan Trusts, recorded as Document #91-171296, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded
January 25, 1999, as Document #99-109978, Official Records, Los Angeles County.

CA078256:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated October 15, 1990, executed by John Vernon McEvoy, recorded as Document #91-171297, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document #99-109978, Official Records, Los Angeles County.

CA078588:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 21, 1990, executed by Anita D. Gerlach, Trustee, recorded as Document #91-1252426 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded
January 25, 1999, as Document #99-109978, Official Records, Los Angeles
County.

CA078602:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated July 20, 1991, executed by George M. Despain, recorded as Document #91-171293 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document # 99-109978, Official Records, Los Angeles County.

CA78737:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 12, 1992, executed by Avedis Kasparian et al, recorded as Document # 93-971879 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded
January 25, 1999, as Document #99-109978, Official Records, Los Angeles
County.

CA078871A:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 2, 1992, executed by Harrison E. Bemis, recorded as Document #95-1774950 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document # 99-109978, Official Records, Los Angeles County.

CA078871B:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 2, 1995, executed by Jeanette S. Dronsky, recorded as Document #95-1774951 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA078871C:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 2, 1995, executed by Frederic J. Bemis, recorded as Document #95-1782028 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.


CA078871D:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 2, 1995, executed by Patricia Warner, recorded as Document #95-1774952 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA078871E:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated November 2, 1995, executed by Elizabeth Chandler, recorded as Document #95-1774953 Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA116601:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated March 18, 1946, executed by Roy and Wanda Kraft, recorded in Book 22994, Page 195, Official Records, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document #99-109978, Official Records, Los Angeles County.

CA143196:

Oil and Gas Lease, and all modifications, ratifications, and amendments thereto, dated September 1, 1970, executed by Mobil Oil Corporation, recorded in Book M 3755, Page 844, as conveyed to Aera Energy LLC by Conveyance, Assignment and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document #99-109978, Official Records, Los Angeles County.

CA006110:

All that portion of Section 31, being the E/2 of Lot 9, E/2 of Lot 12, and Lot 8, excepting therefrom those portions of Lots 8, 9, and 12 deeded to the State of California for freeway purposes from the surface down to 500 feet, as described in Grant Deed dated October 18, 1968, recorded in Book 4328, Page 885, Official Record, T. 4 N., R. 15 W., S.B.B.&M., as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document #99-109978, Official Records, Los Angeles County.


CA006111:

All that portion of Sections 30, commencing at the SE corner of Section 30, thence West a distance of 924 feet to the true point of beginning; thence North 330 feet, thence West 132 feet, thence North 330 feet, thence West 660 feet, thence South 330 feet, thence East 132 feet thence South 330 feet, thence East 660 feet to the point of beginning; T. 4 N., R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document #99-109978, Official Records, Los Angeles County.

CA077795B AND AR94533:

Section 31, being Lots 1, 2, 35 and 36 of Tract 10699, in the County of Los Angeles, State of California, as per Map recorded in Book 165, Pages 36 and
37 of Maps in the Office of the Los Angeles County Recorder; and the southerly 180 feet of Government Lot 6 which lies easterly of the easterly line of the 100 foot right of way of the Los Angeles City Aqueduct, described in the deed to the City of Los Angeles, recorded in Book 3703, Page 239 of Deeds, limited to depths from 500 feet to 1500 feet; and Section 31, being Lots 3, 40 and 41 of Tract 10699, as per Map recorded in Book 165, Pages 36 and 37 of Maps in the Office of the Los Angeles County Recorder, limited to depths from the surface to 1500 feet; and Section 31, being Lots 14 and 17 of Tract 9943, as per Map recorded in Book 154, Pages 35 and 36 of Maps in the Office of the Los Angeles County Recorder, and Government Lots 4, 5, 6, and 7; and Section 31, being Lots 3, 40 and 41 of Tract 10699, as per Map recorded in Book 165, Pages 36 and 37 of Maps in the Office of the Los Angeles County Recorder, limited to depths below 1500 feet; and Section 31, being Lots 1, 2, 35 and 36 of Tract 10699, in the County of Los Angeles, State of California, as per Map recorded in Book 165, Pages 36 and 37 of Maps in the Office of the Los Angeles County Recorder; and the southerly 180 feet of Government Lot 6 which lies easterly of the easterly line of the 100 foot right of way of the Los Angeles City Aqueduct, described in the deed to the City of Los Angeles, recorded in Book 3703, Page 239 of Deeds, limited to depths below 1500 feet; and Section 31, being that portion of Government Lot 6 which lies westerly of the westerly line and northerly prolongation of Tract 10699, in the County of Los Angeles, State of California, as per Map recorded in Book 165, Pages 36 and 37 of Maps in the Office of the Los Angeles County Recorder, excepting therefrom the southerly 180 feet thereof, limited to depths from 500 feet subsurface to all depths below; T. 4 N., R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated
July 1, 1998, and recorded January 25, 1999, as Document #99-109978,
Official Records, Los Angeles County.


CA00271:

PARCEL 1:
That portion of the Montezuma Placer mining claim comprising the W/2NW/4, the W/2 of Lot 1, and the W/2 of Lot 4 of Section 32, T. 4 N., R. 15 W., S.B.B.&M. according to the official plat thereof; Los Angeles County, California EXCEPT that portion lying South and East of a line described as follows: Beginning at a point in the Westerly line of Lot 1, said point being a distance of 1275.27 feet from the southwest corner of Lot 4; thence North 57 degree 11' 36" East, a distance of 548.10 feet to the beginning of a tangent curve concave to the Northwest and having a radius of 3000 feet; thence Northeasterly along said curve 618.60 feet; thence North 45 degree 22' 44" East and tangent to said curve, a distance of 500.75 feet to a point on the Easterly line of the West Half of Lot 1, said point being a distance of 2317.96 feet from the Southeast corner of the West Half of Lot 4; AS EXCEPTED AND RESERVED in deed dated June 6, 1963, to Reynold B. O'Meara, et ux.

PARCEL 2:
That portion of the Montezuma Placer mining claim comprising the W/2NW/4, the W/2 of Lot 1, and the W/2 of Lot 4 of Section 32, T. 4 N., R. 15 W., S.B.B.&M. according to the official plat thereof lying South and East of a line described as follows: Beginning at a point in the Westerly line of Lot 1, said point being a distance of 1275.27 feet from the southwest corner of Lot 4; thence North 57 degree 11' 36" East, a distance of 548.10 feet to the beginning of a tangent curve concave to the Northwest and having a radius of 3000 feet;
thence Northeasterly along said curve 618.60 feet; thence North 45 degree 22' 44" East and tangent to said curve, a distance of 500.75 feet to a point on the Easterly line of the West Half of Lot 1, said point being a distance of 2317.96 feet from the Southeast corner of the West Half of Lot 4; Los
Angeles County, California AS EXCEPTED AND RESERVED in deed dated June 3,
1963, to Walt Disney Productions, a corporation; as conveyed to Aera Energy
LLC by Grant Deed dated May 27, 1997, and recorded July 17, 1998, as Document
# 98-1223997, Official Records of Los Angeles County.

CA77790 and AR105204:

All that portion of Section 31, being Lots 53 and 54 of Tract 10699 per map recorded in Book 165, Page 36 and 37 of Maps, Los Angeles County Recorder, T. 4 N., R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25,
1999, as Document # 99-109978, Official Records, Los Angeles County.


CA078370 AND AR99398:

All that portion of Section 31, being Lot 5 of Tract 9943 per map recorded in Book 167, Page 32 and 33 of Maps, Los Angeles County Recorder T. 4 N., R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document
# 99-109978, Official Records, Los Angeles County.

CA00265:

PARCEL 1:
That portion of Lots 4 and 5 lying west of the west line of the aqueduct, of
Section 31, T. 4 N., R. 15 W., S.B.B.&M., as granted to the City of Los Angeles, as conveyed to Aera Energy LLC by Grant Deed dated May 27, 1997, and recorded July 17, 1998, as Document # 98-1223997, Official Record of Los Angeles County.

Except the surface of the south 410.00 feet of the west 368.00 feet of said section, and;

PARCEL 2:
An easement for ingress and egress at all times over, in, and across the south
410.00 feet of the west 368.00 feet of Section 31, T. 4 N., R. 15 West, S.B.B.&M., as conveyed to Aera Energy LLC by Grant Deed dated May 27, 1997, and recorded July 17, 1998, as Document # 98-1223997, Official Records of
Los Angeles County.

CA00266:

The SE/4NW/4, of Section 31, T. 4 N., R. 15 W., S.B.B.&M., as conveyed to Aera Energy LLC by Grant Deed dated May 27, 1997, and recorded July 17, 1998, as Document # 98-1223997, Official Records of Los Angeles County.

FE02174:

All that portion of the East Half of Lot 6, Section 30, T. 4 N., R. 15 W., S.B.B.&M., as conveyed to CalResources LLC by Assignment and Conveyance dated February 20, 1995, and recorded April 20, 1995, as Document
# 95-656668, Official Records of Los Angeles County.

CA077799 AND AR94517:

All that portion of Section 31; being Lot 14 and the NE/4NW/4, T. 4 N.,
R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.


CA077795A AND AR94533

All that portion of Section 31; being Lots 14 and 17 of Tract 9943 per map recorded in Book 167, Page 32 and 33 of Maps, Los Angeles County Recorder, and Lots 3, 39, 40, 41, 42, and 43, of Tract 10699, per map recorded in Book 165, Page 36 and 37 of Maps, Los Angeles County Recorder , and the right of ingress and egress over, upon, and across the easterly 24 feet of Lots 2 and 35, of said Tract 10699, as reserved in deed recorded in Book 3713, Page 970, Official Records, Los Angeles County; T. 4 N., R. 15 W., S.B.B.&M. as conveyed to Aera Energy LLC by Conveyance, Assignment, and Bill of Sale dated July 1, 1998, and recorded January 25, 1999, as Document # 99-109978, Official Records, Los Angeles County.




ALL OF THE FOLLOWING EASEMENTS, RIGHTS-OF-WAY, SURFACE
LEASES, SERVITUDES AND FRANCHISES LIE WITHIN
LOS ANGELES COUNTY, CALIFORNIA:

CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME
AR094499   COMMINGLE    01/29/90   BUREAU LAND MGMT   TENNECO OIL CO   TOWNSHIP 4 NORTH,
                                   AGT                                 RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR094563   CONSENT      07/16/90   ATLANTIC RICHFIELD GM MEDAK ET AL   TOWNSHIP 4 NORTH,
                                   CO                                  RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR092495   CREDIT       12/20/85   ATLANTIC RICHFIELD SO CA EDISON CO  TOWNSHIP 4 NORTH,
                                   CO                                  RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR094482   LINEWELL     12/12/89   BUREAU LAND MGMT   ATLANTIC         TOWNSHIP 4 NORTH,
                                   AGT                RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR094483   LINEWELL     12/12/89   BUREAU LAND MGMT   ATLANTIC         TOWNSHIP 4 NORTH,
                                   AGT                RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR094484   LINEWELL     08/11/87   BUREAU LAND MGMT   ATLANTIC         TOWNSHIP 4 NORTH,
                                   AGT                RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       SECTION 30 & 31


AR094489   LINEWELL     08/11/87   BUREAU LAND MGMT   TENNECO OIL CO   TOWNSHIP 4 NORTH,
                                   AGT                                 RANGE 15 WEST, SBBM
                                                                       SECTION 31


Page 1 OF 7

CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME


AR092557   OPERATE      09/23/87   ATLANTIC           NEWHALL          COGENERATION FACILITY
                                   RICHFIELD CO       REFINING CO INC


AR089531   PIPELINE     03/22/89   MOBIL EXPL &       ATLANTIC         TOWNSHIP 4 NORTH,
                                   PRODUCING US INC   RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       SECTION 31


AR099394   POOL         08/09/91   ATLANTIC           ATLANTIC         TOWNSHIP 4 NORTH,
                                   RICHFIELD CO       RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       VARIOUS TRACTS IN
                                                                       SECTION 31


AR101413   POOL         05/20/92   CA STATE           ATLANTIC         TOWNSHIP 4 NORTH,
                                                      RICHFIELD CO     RANGE 15 WEST, SBBM
                                                                       SECTION 31: VARIOUS
                                                                       LOTS IN TRACTS
                                                                       9943 & 10699


AR105064   POOL         11/03/95   ATLANTIC           ATLANTIC         POOLED UNIT DESCRIPTION:
                                   RICHFIELD CO       RICHFIELD CO     TOWNSHIP 4 NORTH, RANGE 15
                                                                       WEST, SBBM
                                                                       SECTION 30: S/2 SE/4 NW/4,
                                                                       NE/4 SW/4, N/2 SE/4 SW/4
                                                                       LIMITED TO PRODUCTION IN
                                                                       THE NORTH PLACERITA # 007
                                                                       WELL.
                                                                       CONTAINING 81.000 ACRES,
                                                                       MORE OR LESS


AR092394   POWER        06/17/68   ATLANTIC           WESTERN CATV     TOWNSHIP 4 NORTH, RANGE 15
                                   RICHFIELD CO       INC              WEST, SBBM
                                                                       SECTION 30


AR092454   POWER        12/20/85   ATLANTIC           SO CA EDISON CO  TOWNSHIP 4 NORTH, RANGE 15
                                   RICHFIELD CO                        WEST, SBBM
                                                                       SECTION 31:  SW/4



AR102297   SALE         01/20/93   ATLANTIC           CALTO OIL        TOWNSHIP 4 NORTH, RANGE 15
                                   RICHFIELD CO       COMPANY          WEST, SBBM
                                                                       SECTION 30: LOT 3, NE/4
                                                                       NW/4, SE/4


AR105078   SURFACE      11/16/95   ATLANTIC           SANTA CLARITA    TOWNSHIP 4 NORTH, RANGE 15
                                   RICHFIELD CO       CITY             WEST, SBBM
                                                                       SECTION 30: SE/4 SW/4
                                                                       ADDITIONAL EQUIPMENT
                                                                       WILL BE USED BY THE
                                                                       CITY OF SANTA CLARITA
                                                                       TO PROVIDE
                                                                       EMERGENCY RADIO ACCESS
                                                                       FOR THE COMMUNITY


Page 2 OF 7


CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME


MC07796   SURFACE LSE.  12/09/85   MOBIL EXPLOR. AND  AES PLACERITA    TOWNSHIP 4 NORTH, RANGE 15
          AES                      PROD. U.S. INC.                     WEST, SBBM
                                                                       SECTION 31: PORTION SW/4.



MC07846   CONSENT TO    12/14/87   MOBIL EXPLOR. AND  PLACERITA ET AL  TOWNSHIP 4 NORTH, RANGE 15
          ASGN                     PROD. U.S. INC.                     WEST, SBBM
                                                                       SECTION 31: LOTS 4 AND 5.
                                                                       SECTION 31: LOT 2.
                                                                       SECTION 31: LOT 5.


RW08575   SURFACE       05/29/90   MOBIL OIL CORP.    SOUTHERN CALIF.  TOWNSHIP 4 NORTH, RANGE 15
          LEASE                                       GAS CO.          WEST, SBBM
                                                                       SECTION 31: S/2 SW/4 SW/4.



RW10603   EASEMENT 8"   04/19/89   MOBIL OIL CORP.    SOUTHERN CALIF.  TOWNSHIP 4 NORTH, RANGE 15
          P/L                                         GAS CO.          WEST, SBBM
                                                                       SECTION 31: SW/4 SE/4 NW/4.



RW10623   SURFACE       05/29/90   MOBIL OIL CORP.    SOUTHERN CALIF.  TOWNSHIP 4 NORTH, RANGE 15
          LEASE                                       GAS CO.          WEST, SBBM
                                                                       SECTION 31:S/2 S/2
                                                                       SW/4 SW/4.


RW10626   SURF.LSE      05/30/90   MOBIL OIL CORP.    SOUTHERN CALIF.  TOWNSHIP 4 NORTH, RANGE 15
          8" P/L                                      GAS CO.          WEST, SBBM
                                                                       SECTION 31: SE/4 SW/4
                                                                       SW/4 SW/4.


AR101424  CONFID        02/18/92   HENRY WALROND      ATLANTIC         TOWNSHIP 4 NORTH, RANGE 15
                                                      RICHFIELD CO.    WEST, SBBM
                                                                       SECTION 30


AR102348  CUP           01/03/91   SANTA CLARITA      ATLANTIC         PLACERITA FIELD LEASES -
                                   CITY               RICHFIELD CO.    CONDITIONAL USE PERMIT



AR092757  EASEMENT      04/24/70   CITY OF LOS        ATLANTIC         TOWNSHIP 4 NORTH, RANGE 15
                                   ANGELES            RICHFIELD CO.    WEST, SBBM
                                                                       SECTION 31: LOTS 4 & 10



AR094533  EXCHANGE      04/25/90   PETRO RESOURCES    ATLANTIC         TOWNSHIP 4 NORTH, RANGE 15
CA77795A                           INC.               RICHFIELD CO.    WEST, SBBM
CA77795B                                                               SECTION 31, ET AL.


AR092932  LICENSE       04/24/70   CITY OF LOS        ARCO WESTERN     TOWNSHIP 4 NORTH, RANGE 15
                                   ANGELES            ENERGY           WEST, SBBM
                                                                       SECTION 31:EASTERN PORTION
                                                                       OF LOT 4 AND WESTERN
                                                                       PORTION OF LOT 10


AR092484  OPERATE       02/23/87   SO CA GAS CO       ATLANTIC RICHFIELD
                                                      CO.



Page 3 of 7


CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME

AR092744  PIPELINE      01/18/88   CITY OF LOS        ATLANTIC         TOWNSHIP 4 NORTH, RANGE 15
                                   ANGELES            RICHFIELD CO.    WEST, SBBM
                                                                       SECTION 31


AR093878  PIPELINE      07/05/88   DANIEL A PRYOR     TENNECO OIL CO   TOWNSHIP 4 NORTH, RANGE 15
                                                                       WEST, SBBM
CA012731                           KENNETH D PYROR                     SECTION 31


AR093892  PIPELINE      06/23/88   WG NEWLON & EF     TENNECO OIL CO   TOWNSHIP 4 NORTH, RANGE 15
                                   NEWLON &                            WEST, SBBM
CA012747                           WG NEWLON & EF NEWLON &             SECTION 31
                                   WG NEWLON & EF NEWLON &

AR093895  PIPELINE      05/27/88   ELIZABETH CHANDLER  TENNECO OIL CO  TOWNSHIP 4 NORTH, RANGE 15
                                                                       WEST, SBBM
CA012750                           PATRICIA WARNER                     SECTION 30
                                   FREDERIC J BEMIS
                                   JEANETTE S DRONSKY
                                   HARRISON E BEMIS


AR102390  ROAD          05/01/94   LA DEPT WATER &     ATLANTIC        ROAD EASEMENT FOR THE
                                   POWER               RICHFIELD CO.
CA066242                                                               GOLDEN OAK PROSPECT
                                                                       VICINITY OF THE ANTELOPE
                                                                       VALLEY FREEWAY AND
                                                                       PLACERITA CANYON ROAD
                                                                       TOWNSHIP 4 NORTH, RANGE 15
                                                                       WEST, SBBM
                                                                       SECTION 31: SE/4
                                                                       SECTION 32: SW/4
                                                                       TOWNSHIP 3 NORTH, RANGE 15
                                                                       WEST, SBBM
                                                                       SECTION 6: NE/4


AR092552  STEAM         09/01/87   GWF PWR SYSTEMS     ATLANTIC RICHFIELD CO
                                   CO. INC.


AR102310  STEAM         07/01/98   LA DEPT WATER &     ARCO OIL & GAS  TOWNSHIP 4 NORTH, RANGE 15
                                   POWER               CO.             WEST, SBBM
CA066241                                                               PART OF SECTION 31


AR105173  STEAM         03/10/93   AES PLACERITA       ATLANTIC        TOWNSHIP 4 NORTH, RANGE 15
                                                       RICHFIELD CO.   WEST, SBBM
                                                                       SECTION 31: PORTION
                                                                       PLACERITA FIELD


AR092742  SURFACE       04/21/86   DANIEL A PRYOR      ATLANTIC        TOWNSHIP 4 NORTH, RANGE 16
                                                       RICHFIELD CO.   WEST, SBBM
CA012718                           KENNETH D PRYOR                     SECTION 36


Page 4 of 7


CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME

AR092743  SURFACE       04/01/86   CHARLES W FERGUSON  ATLANTIC        TOWNSHIP 4 NORTH, RANGE 15
                                   TRUSTEE             RICHFIELD CO.   WEST, SBBM
CA012715                           PLACERITA PARTNERS                  SECTION 31: W/2 OF LOT 9


AR092747  SURFACE       11/20/86   LLOYD & MARY B      ATLANTIC        TOWNSHIP 4 NORTH, RANGE 16
                                   SEDLACEK TRES       RICHFIELD CO.   WEST, SBBM
CA012725                                                               SECTION 25: LOTS 3&4


AR092929  SURFACE       07/01/73   WG NEWLON & EF      CROWN CENTRAL   TOWNSHIP 4 NORTH, RANGE 15
                                   NEWLON & WG NEWLON &                WEST, SBBM
                                   EF NEWLON &                         SECTION 31
                                   R THOMAS DUNDAS JR
                                   ROBERT K DUNDAS
                                   WG NEWLON & EF NEWLON &


AR092937  SURFACE       04/01/86   CHARLES W FERGUSON   ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                   TRUSTEE              RICHFIELD CO.  WEST, SBBM
CA012714                           PLACERITA PARTNERS                  SECTION 31: NORTH 250'
                                                                       OF THE EAST 550' OF
                                                                       THE WEST 1,080' OF LOT 10.
                                                                       SURFACE USE AGREEMENT FOR
                                                                       THE
                                                                       PLACERITA CO-GEN FACILITY


AR094509  SURFACE       03/01/90   DANIEL A PRYOR       ATLANTIC       TOWNSHIP 4 NORTH, RANGE 16
                                                        RICHFIELD CO.  WEST, SBBM
CA066184                                                               SECTION 36


AR105303  SURFACE       07/01/94   R THOMAS DUNDAS JR   ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                                        RICHFIELD CO.  WEST, SBBM
CA078862                           & ROBERT K DUNDAS &                 SECTION 31: NW/4 SE/4,
                                                                       WEST OF SIERRA HIGHWAY


AR105304  SURFACE       07/01/94   W GIFFORD NEWLON     ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                   FAMILY TRUST         RICHFIELD CO.  WEST, SBBM
CA078863A                          SARAH NICODEMO TRUSTEE              SECTION 31: 5 ACRES IN
                                                                       THE SW/4 NE/4,
CA078863B                                                              SW/4 NE/4 SW/4, S/2 NW/4
                                                                       NE/4 SW/4,
                                                                       S/2 SE/4 NE/4 SW/4, N/2
                                                                       SE/4 NE/4 SW/4
                                                                       KNOWN AS TRACT 2


AR092745  WATER         03/19/87   CITY OF LOS          ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                   ANGELES              RICHFIELD CO.  WEST, SBBM
                                                                       SECTION 31


AR092746  WATER         02/18/87   CHARLES W FERGUSON   ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                   TRUSTEE              RICHFIELD CO.  WEST, SBBM
CA012726                           PLACERITA PARTNERS                  SECTION 31, TRACT 9943


Page 5 OF 7


CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME

AR092758  WATER         10/12/88    CITY OF LOS         ATLANTIC       TOWNSHIP 4 NORTH, RANGE 15
                                    ANGELES             RICHFIELD CO.  WEST, SBBM
CA012881                                                               SECTION 30
                                                                       DRINKWATER JUNCTION -
                                                                       OLIVE SWITCHING STATION
                                                                       TRANSMISSION LINE RIGHT
                                                                       OF WAY #28. VICINITY OF
                                                                       PLACERITA CANYON ROAD
                                                                       AND SIERRA HIGHWAY,
                                                                       SANTA CLARITA.
                                                                       FIVE 3-INCH WATER DISPOSAL
                                                                       LINES ONE 2-INCH AIR
                                                                       LINE TWO 8-INCH WATER
                                                                       DISPOSAL LINES


AR092759  WATER         04/17/80   HENRY G & EDNA C    ATLANTIC        TOWNSHIP 4 NORTH, RANGE 15
                                   COMBS               RICHFIELD CO.   WEST, SBBM
                                                                       SECTION 31: LOT 3


AR092931  WATER         04/01/80   HENRY G & EDNA C    ATLANTIC        TOWNSHIP 4 NORTH, RANGE 15
                                   COMBS               RICHFIELD CO.   WEST, SBBM
CA012703                                                               SECTION 31: LOT 3,
                                                                       PARCEL 20 SURFACE
                                                                       AGREEMENT FOR WATER


33630     CRUDE         04/01/92   TEXACO TRADING &    ATLANTIC        CRUDE OIL SALES
                                   TRANSPORTATION INC  RICHFIELD CO.



41470     CRUDE         08/21/94   MOBIL OIL CORP      ATLANTIC        CRUDE OIL PURCHASE
                                                       RICHFIELD CO.



MC07758   DECLAR. OF    08/09/91   MOBIL EXPLOR. AND   ARCO OIL & GAS  TOWNSHIP 4 NORTH, RANGE 15
                                   PROD. U.S. INC.     CO.             WEST, SBBM
                                                                       SECTION 31: LOTS 29, 30.


RW01153   LICENSE       04/01/49   DEPT. OF WATER AND  GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                   POWER               PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOT 5.


RW01160   OIL PIPELINE  07/11/49   DEPT. OF WATER AND  GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                   POWER               PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOT 2.


RW04171   PIPELINE R/W  06/16/49   H. W. THOMPSON      GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                                       PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOT 2.



Page 6 of 7


CONTRACT    CONTRACT    CONTRACT        GRANTOR         GRANTEE       CONTRACT DESCRIPTION
NUMBER       TYPE         DATE           NAME            NAME

RW04188   POLE LINE R/W 09/28/49    H. W. THOMPSON     GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                    ET UX              PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOT 2


RW04344   PIPELINE R/W  03/17/65    HENRY G. COMBS     SOCONY MOBIL    TOWNSHIP 4 NORTH, RANGE 15
                                    ET UX              OIL             WEST, SBBM
          PIPELINE R/W  07/26/51    R.C.PHILBERT &     GENERAL         SECTION 31: LOT 3.
                                    MINNIE PHILBERT    PETROLEUM


RW04347   RIGHT-OF-WAY  08/14/51    W & C OIL CO ET AL GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                                       PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOTS 11 AND 12.


RW04360   LICENSE       09/07/51    DEPT. OF WATER     GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                    AND POWER          PETROLEUM       WEST, SBBM
                                                                       SECTION 31: S/2.


RW04441   RIGHT-OF-WAY  11/13/52    J. A. MULCAHY      GENERAL         TOWNSHIP 4 NORTH, RANGE 15
                                                       PETROLEUM       WEST, SBBM
                                                                       SECTION 31: LOT 5.


RW04829   LICENSE       02/13/61    DEPT. OF WATER     MOBIL           TOWNSHIP 4 NORTH, RANGE 15
                                    AND POWER                          WEST, SBBM
                                                                       SECTION 31: SW/4


RW06037   LICENSE       04/27/65    SOUTHERN CALIF.    MOBIL           TOWNSHIP 4 NORTH, RANGE 15
                                    GAS CO.                            WEST, SBBM
                                                                       SECTION 30: LOT 6.


RW06043   CONSENT       01/21/65    SUNSET INTERNAT-   MOBIL           TOWNSHIP 4 NORTH, RANGE 15
                                    IONAL PET. CORP.                   WEST, SBBM
                                                                       SECTION 30: SE/4SW/4;
                                                                       SECTION 31: NE/4NW/4.


RW06044   LICENSE       07/27/65    DEPT. OF WATER     MOBIL           TOWNSHIP 4 NORTH, RANGE 15
                                    AND POWER                          WEST, SBBM
                                                                       SECTION 31: LOT 5.


RW06047   RIGHT-OF-WAY  09/01/65    DANIEL A. PRYOR    MOBIL           TOWNSHIP 4 NORTH, RANGE 15
                                    ET AL                              WEST, SBBM
                                                                       SECTION 31: LOT 2.


RW10602   LICENSE       03/22/89    MOBIL OIL CORP.    ARCO OIL AND    TOWNSHIP 4 NORTH, RANGE 15
                                                       GAS             WEST, SBBM
                                                                       SECTION 31: S/2 SW/4
                                                                       SE/4 NW/4.


Page 7 of 7





                                      EXHIBIT "B"
                                          to
                               PURCHASE AND SALE AGREEMENT
                                        between
                       AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


                                 ASSIGNMENT AND CONVEYANCE

		THIS ASSIGNMENT AND CONVEYANCE (hereinafter called "Assignment") is made between Aera Energy LLC, a California limited liability company, having a post office address of P. O. Box 11164, Bakersfield, California 93389-1164, hereinafter called "Aera," and Berry Petroleum Company, a Delaware corporation, having an address of 28700 Hovey Hills Road, Taft, California 93268, hereinafter called "Berry".

		In consideration of the mutual promises made between Aera and Berry and other good and valuable consideration, and pursuant to the terms of a
Purchase and Sale Agreement with an Effective Date of December 31, 1998, Aera hereby BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS AND DELIVERS unto Berry all of Aera's right, title and interest in and to (i) the property and property interests described in Exhibit "A" hereto, and (ii) all property and property interests listed in subsections (a) through (i) immediately below, excluding the property listed in subsection (j), to the extent such property or property interests are a part of, grant rights in, or are associated with the property and property interests described in Exhibit "A" (collectively herein referred to as the "Property"):

		(a)	Leases.  Leasehold interests in oil, gas or other minerals, including working interests, carried working interests, rights of assignment and reassignment, and other interests under or in oil, gas or mineral leases, and interests in rights to explore for and produce oil, gas and other minerals.

		(b)	Fee Interests.  Fee interests to the surface and in oil, gas or other minerals,  including rights under mineral deeds, conveyances or assignments.

		(c)	Rights In Production.  Royalties, overriding royalties, production payments, rights to take royalties in kind, or other interests in production of oil, gas or other minerals.

  (d)	Rights; Working Interests.  Rights and interests in or derived from unit agreements, orders or decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths, horizons or interests described in subsections (a)-(c) above except those
contracts or agreements described in subsection (j) below.		(e)	Easements.
To the extent transferable, rights-of-way, surface or ground leases, easements, servitudes and franchises located on or granting rights to the
Property acquired or used in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals with respect to the Property.

		(f)	Permits.  To the extent transferable, permits and licenses of any nature owned, held or operated in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals, including, but not limited to, all air emission reduction credits attributable to the Property.

		(g)	Wells.  Producing, non-producing, shut-in and abandoned oil and gas wells, salt water disposal wells, injection wells and water wells located on the Property and used in connection with the properties or interests described in subsections (a)-(f) above.

		(h)	Facilities.  All facilities, buildings, improvements, gas plants, gathering lines, flow lines, injection lines, and pipelines and appurtenances located on the real property and on lands included in, or which are subservient to, the property and property interests described on Exhibit "A."

		(i)	Equipment.  All surface and down-hole equipment, fixtures, inventory and personal property located on the Property and used in connection with the properties or interests described in subsections (a)-(h) above.

		(j)	Exclusions.  The Property shall not include any rights-of-way, surface or ground leases, easements, franchises, permits, licenses, or other contracts or agreements which by their own terms are not transferable, Proprietary Data, which shall include, without limitation, (i) all privileged or confidential data, and (ii) any interpretive geological and geophysical information which may reveal the methods used by Aera in interpreting geological and geophysical information, economic analysis, and any information or other similar proprietary data which might reveal Aera's economic guidelines or other methods or systems by which Aera conducts its economic analysis, any offsite tubular goods in the previous Property owner's store stock, store stock left on consignment and belonging to third parties, that certain GLT Gas
Transmission Service Contract between Southern California Gas Company ("So
Cal") and Tenneco Oil Company dated July 15, 1988 (the "So Cal Contract"), and without limiting the generality of the foregoing, those items of personal property, inventory or other property specifically listed on Schedule
"1(j)" of the Purchase and Sale Agreement.

		This Assignment shall be subject to the following terms, conditions or exceptions:

1. This Assignment shall at all times be subject to the terms, conditions, exceptions, and reservations contained in a certain unrecorded Purchase and Sale Agreement between Aera and Berry with an Effective Date of December 31, 1998, at 5:00 p.m., and titled "PURCHASE AND SALE AGREEMENT," the terms of which may alter or condition the interests conveyed by this Assignment. The unrecorded Purchase and Sale Agreement shall at all times govern the rights of the parties in the property transferred by this Assignment, and all interested parties are hereby given notice of its existence.

		2.	This Assignment shall be subject to the exceptions and reservations set forth on the Exhibit "A" attached hereto.

		3.	This Assignment shall be effective as of 5:00 p.m. local time where the Property is located, on December  31, 1998.

		4.	The terms, conditions or exceptions contained herein shall constitute covenant running with the land, and shall be binding upon, and for the benefit of, the respective successors and assigns of Aera and Berry.

		This Assignment is made without warranty of any kind, express, statutory or implied, and Aera is transferring the Property WITHOUT ANY EXPRESS, STATUTORY
OR IMPLIED WARRANTY WHATSOEVER AS TO TITLE, DESCRIPTION, PHYSICAL
CONDITION OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE
ENVIRONMENTAL CONDITION OF THE PROPERTY), QUALITY, VALUE, FITNESS
FOR PURPOSE, MERCHANTABILITY, OR OTHERWISE, but this Assignment is made with full substitution and subrogation of Berry in and to all covenants and warranties by all preceding owners or vendors of the Property other than Aera or any affiliate of Aera heretofore given or made in respect to the Property or any part thereof.

		Aera agrees to execute and deliver to Berry all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Berry the rights, obligations, titles and interests and estates in the Property.

		EXECUTED on the ____ day of _________, 1999, but effective
December 31, 1998.



							AERA ENERGY LLC




							By:______________________________
								Attorney-in-Fact



		This Assignment and related terms, conditions or exceptions accepted this
_____ day of _______________, 1999.



							BERRY PETROLEUM COMPANY




							By:_____________________________

							Name:_____________________________

							Title:_____________________________



STATE OF CALIFORNIA	:
				: ss
COUNTY OF KERN		:

On _______________, before me, ______________________, personally appeared
_______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.




__________________________________
     Notary Public



STATE OF CALIFORNIA	:
				: ss
COUNTY OF KERN		:

On _______________, before me, ______________________, personally appeared
_______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



__________________________________
       Notary Public


                                  EXHIBIT "A"
                                      to
                                  EXHIBIT "B"
                          (ASSIGNMENT AND CONVEYANCE)
                                      to
                           PURCHASE AND SALE AGREEMENT
                                    between
                    AERA ENERGY LLC AND BERRY PETROLEUM COMPANY

                         LOS ANGELES COUNTY, CALIFORNIA


Please refer to Exhibit "A" included previously as first Exhibit to Purchase and Sale Agreement.








                                EXHIBIT "C"
                                    to
                       PURCHASE AND SALE AGREEMENT
                                 between
                AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


               PERSONAL PROPERTY AGREEMENT AND BILL OF SALE


	THIS PERSONAL PROPERTY AGREEMENT AND BILL OF SALE ("Agreement") is made, effective December 31, 1998, at 5:00 p.m., local time where the properties are located, between Aera Energy LLC, a California limited liability company, having a post office address of P. O. Box 11164, Bakersfield, California 93389-1164, hereinafter called "Aera", and Berry Petroleum Company, a California corporation, having an address of 28700 Hovey Hills Road, Taft, California 93268, hereinafter called "Berry."

	IN CONSIDERATION of the mutual promises made between Aera and Berry, and the payment by Berry to Aera of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Aera hereby sells, grants, assigns, transfers, and conveys to Berry, its successors and assigns, and subject to the terms and conditions contained herein, all of Aera's right, title and interest in and to the tangible personal property located on the properties described in Exhibit "A," which Exhibit is attached hereto and made a part hereof, the same as if fully set out herein, excluding any rights-of-way, surface or ground leases, easements, franchises, permits, licenses, or other contracts or agreements which by their own terms are not transferable, Proprietary Data, as defined in the Purchase and Sale Agreement described below, any offsite tubular goods in the previous Property owner's store stock, store stock left on consignment and belonging to third parties, that certain GLT Gas Transmission Service Contract between Southern
California Gas Company ("So Cal") and Tenneco Oil Company dated July 15,
1988 (the "So Cal Contract"), and without limiting the generality of the foregoing, those items of personal property inventory or other property or property interests specifically listed on Schedule "1(j)" of the Purchase and Sale Agreement.

	THIS AGREEMENT is made subject to the following terms and conditions:

	1.	This AGREEMENT shall at all times be subject to the terms, conditions, exceptions, and reservations contained in a certain unrecorded Purchase and
Sale Agreement between Aera and Berry with an Effective Date of December 31,
1998, and titled "PURCHASE AND SALE AGREEMENT," the terms of which may alter or condition the interests conveyed by this Agreement.  The unrecorded
Purchase and Sale Agreement shall at all times govern the rights of the parties in the property transferred by this Agreement, and all interested parties are hereby given notice of its existence.

	2.	This Agreement shall be subject to the exceptions and reservations set forth on the Exhibit "A" attached hereto.

	3.	Berry shall be responsible for the economic benefit, burden and payment of all taxes attributable to the property transferred by this instrument prorated from and after 5:00 p.m. local time where the properties are located, December
31, 1998. Aera shall be responsible for the economic benefit, burden and payment of all taxes attributable to the property prorated prior to 5:00 p.m.
local time where the properties are located, December 31, 1998, including, but not limited to, the Los Angeles County Tax Assessor's Appeal as shown on
Schedule "13(d)" of the Purchase and Sale Agreement.  Property taxes payable on an annual basis shall be prorated between Aera and Berry as of 5:00 p.m.
local time where the properties are located, December 31, 1998.  This provision does not apply to income or franchise taxes.

	4.	Berry acknowledges it has had the opportunity to examine, as fully as desired, the items transferred.  Berry further acknowledges it is accepting such property "as is," "where is," and that Aera is transferring such property WITHOUT WARRANTY WHATSOEVER, EXPRESS, STATUTORY, OR IMPLIED AS TO
TITLE, DESCRIPTION, PHYSICAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT
LIMITATION, THE ENVIRONMENTAL CONDITION OF THE PROPERTY), QUALITY, VALUE,
FITNESS FOR PURPOSE, MERCHANTABILITY, OR OTHERWISE.

	5.	This Agreement shall be effective as of 5:00 p.m., December 31, 1998.

		DATED the ________ day of ____________________, 1999.


						AERA ENERGY LLC



						By:_________________________________
							   Attorney-in-Fact
		This PERSONAL PROPERTY AGREEMENT AND BILL OF SALE and
related terms, conditions, or exceptions accepted this _____ day of
_______________.

						BERRY PETROLEUM COMPANY



						By: ________________________________

						Name:______________________________

						Title: _______________________________


STATE OF ______________

COUNTY OF _____________

	On _______________, before me, ______________________, personally appeared _______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

	WITNESS my hand and official seal.



					__________________________________
						Notary Public


STATE OF ______________

COUNTY OF _____________

	On _______________, before me, ______________________, personally appeared _______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

	WITNESS my hand and official seal.



					__________________________________
						Notary Public



                                EXHIBIT "A"
                                    to
                                EXHIBIT "C"
              (PERSONAL PROPERTY AGREEMENT AND BILL OF SALE)
                                     to
                        PURCHASE AND SALE AGREEMENT
                                  between
                AERA ENERGY LLC AND BERRY PETROLEUM COMPANY

                      LOS ANGELES COUNTY, CALIFORNIA


Please refer to Exhibit "A" included previously as first Exhibit to Purchase and Sale Agreement.







                                EXHIBIT "D"
                                    to
                         PURCHASE AND SALE AGREEMENT
                                  between
                AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


	NON-FOREIGN AFFIDAVIT

	Exemption from Withholding of Tax

	For

	Dispositions of U.S. Real Property Interests


Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Berry Petroleum Company that withholding of tax is not required upon the disposition of a U.S. real property interest by Aera Energy LLC ("Aera"), the undersigned hereby certifies the following:

	1)	Aera is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate for purposes of U. S. income taxation;

	2)	Aera's taxpayer identifying number is 77-0389120; and

	3)	Aera's home or office address is 5060 California Avenue, Bakersfield,
California 93309.

Aera understands that this certification may be disclosed to the Internal Revenue Service by Berry Petroleum Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare I have authority to sign this document.


							AERA ENERGY LLC
							a California limited liability company



							By:
___________________________________
								 Attorney-in-Fact
STATE OF CALIFORNIA	:
					: ss
COUNTY OF KERN		:

		SUBSCRIBED AND SWORN (OR AFFIRMED) TO before me this ____ day of _____________, 19___, by _______________________________.


My commission expires:



                         ___________________________
                                  Notary Public




                                 EXHIBIT "E"
                                     to
                        PURCHASE AND SALE AGREEMENT
                                  between
                 AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



                         CONFIDENTIALITY AGREEMENT




SEE ATTACHED CONFIDENTIALITY AGREEMENT ENTERED INTO AS OF
NOVEMBER 13, 1998, BETWEEN AERA ENERGY LLC AND BERRY PETROLEUM
COMPANY.



                        CONFIDENTIALITY AGREEMENT

This confidentiality agreement (the 'Agreement') is entered into as of the 13th day of November, 1998, by Aera Energy LLC ("Aera'), and Berry Petroleum Company ('Recipient'), (collectively 'the Parties.," or individually 'a Party'). in consideration of the opportunity to review certain information regarding Aera's interests in the Placerita and Yowlumne Fields and to discuss mutually beneficial options regarding the possible acquisition by Recipient of Aera's right, title and interests in the Placerita and Yowlumne Fields, ('the Property'), the Parties agree as follows:

1 . Definitions. "Confidential Information" includes any and all oral and written communication, information, documents, data and material in tangible, intangible or electronic form (including technical, operating, business, environmental, and financial information, together with any notes, memoranda, analyses, evaluations, charts, graphs, or summaries derived therefrom) that Aera has provided Recipient or hereafter may provide, directly or indirectly, to Recipient in connection with the Property. The following is not Confidential Information:

  a. Information known to or developed by Recipient or its Affiliates. (as defined below), without obligation of confidentiality or restrictions on its use, prior to its disclosure;

  b. Information disclosed to Recipient, without obligation of confidentiality or restrictions on its use, by a third party who has the right to make such disclosure; and

  c. Information in the public domain or that hereafter enters the public domain through no act or omission of Recipient or its Affiliates or Representatives (as defined below).

"Affiliates" means a Party's 'Parent Company' and "Affiliated Companies." "Parent Company" means an entity having a 'Controlling Interest' in a Party.

"Affiliated Companies" means any and all entities in which a Party or its Parent Company has a direct or indirect "Controlling Interest." "Controlling Interest" means a legal or beneficial ownership of fifty percent (50%) or more of the voting rights in an entity.

2. Nondisclosure. Recipient or its Affiliates, and their respective directors, officers, employees, agents, consultants, legal counsel and financial advisors (collectively 'Representatives'), who obtain any Confidential Information from Aera or its Affiliates or their Representatives shall not disclose to any person or entity:
  a. any portion of the Confidential Information except as authorized in this Agreement;

  b. that the Parties are jointly (i) reviewing information, data or material related to the Property, or (ii) considering a possible sale and acquisition covering a portion of the Property; or

  c. any correlation between Confidential Information and public information except to Affiliates or Representatives as permitted under Paragraph 3 below.

3. Permitted Disclosure. Recipient may disclose Confidential Information only to Affiliates or Representatives who: (i) have a clearly defined need to know for the sole purposes of evaluating a possible acquisition of all or a portion of the Property by the Recipient (such purpose being referred to as 'the Purpose'); (ii) have been informed in writing of the confidential nature of the disclosure; and (iii) prior to such disclosure, have agreed in writing to be bound by this Agreement.

4. Restriction on Use. Recipient and their Affiliates and Representatives shall not:

  a. Use or allow the use of all or any portion of the Confidential Information for their benefit or for the benefit of any third party, except solely in connection with the Purpose, or

  b. Reproduce or remove from their offices any portion of the Confidential Information unless specifically authorized by Aera.

5. Return of Confidential Information. If the Parties do not proceed jointly with the Purpose, Recipient shall promptly return to Aera all Confidential Information and any copies thereof and shall certify to Aera in writing that such return has been completed. Returning the Confidential Information shall not terminate the obligations and liabilities of Recipient and its Affiliates or Representatives under this Agreement. Such obligations and liabilities shall remain in full force and effect for two (2) years after the date of this Agreement.

6. No Representations. Recipient acknowledges that Aera makes no representation whatsoever as to the accuracy, and/or completeness of all or any part of any information, data or material, including Confidential Information, provided to Recipient from any source in connection with the Purpose, and that Aera disclaims any liability.

7. Other Agreements. The sole purpose of this Agreement is to facilitate the Purpose while governing the disclosure and use of the Confidential Information. Neither the execution of this Agreement nor the disclosure or use of Confidential information hereunder shall obligate either Party to enter into any other agreement related to the Property nor preclude any Party from entering into an agreement with any other person as to the Property. Unless otherwise agreed in writing, the terms of this Agreement shall be independent of and shall survive any other agreements that may be executed by or between the Parties for any purpose.

8. Enforcement/Remedies. Recipient shall enforce this Agreement with regard to its Affiliates and Representatives, and shall take all actions required to prevent any unauthorized disclosure or use of the Confidential Information. Recipient acknowledges the significant competitive value of the Confidential Information and the substantial damage Aera or its Affiliates would incur as a result of any unauthorized disclosure or use. Because monetary damages may not provide a sufficient remedy for breach of this Agreement, Aera and its Affiliates, at their election, shall also be entitled to equitable remedies for such breach. If Aera or its Affiliates initiate legal action to enforce this Agreement, and prevail in such action, then in addition to any other remedies available or damages, awarded, Aera and its Affiliates shall be entitled to reimbursement from the Recipient and its Affiliates of all costs and expenses (including reasonable attorney's fees and expenses) incurred in connection with such action. In any such legal action, a Party shall be liable only for actual damages and neither Party shall seek, and no court or arbitrator shall award punitive, consequential or incidental damages in any form or amount.

9. Third-Party Beneficiaries. Because the Confidential Information may contain materials related to the business or assets of the Affiliates of Aera, such Affiliates shall be third-party beneficiaries of this Agreement, with all the rights and remedies of Aera, which an Affiliate may exercise or enforce alone or in conjunction with Aera, or which Aera may exercise or enforce on behalf of its Affiliates. Aera may enter, or may have entered, into confidentiality agreements substantially similar to this Agreement with other persons or entities who may desire to participate in an acquisition of all or a portion of the Property. Accordingly, the Recipient agrees that this Agreement is made for the benefit of Aera and may be enforced by any other person or entity to which a Party has assigned its rights hereunder in connection with such person's or entity's participation in a possible acquisition of all or a portion of the Property.

10. Compelled Disclosures. If Recipient or its Affiliates or their Representatives are requested (by oral questions, written interrogatories, requests for production, subpoena, investigative demand, or similar process) to disclose any Confidential Information, Recipient shall provide Aera prompt written notice of such request so the Aera may seek a protective order and/or waive compliance with the obligations of this Agreement. In the absence of a protective order or Waiver hereunder, if Recipient or its Affiliates or their Representatives are, in the opinion of their legal counsel, compelled by law (under penalty of contempt or other censure) to disclose Confidential Information, Recipient or its Affiliates or their Representatives may then, and only then, disclose only that portion of the Confidential Information necessary to comply with the requirements of the law;

provided, the Recipient and its Representatives shall take all practicable measures to assure, to the extent possible, that confidential treatment is given to any Confidential Information disclosed.

11. No Waiver. No failure or delay by either Party or its Affiliates in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor preclude exercise of any other or further right, power, or privilege hereunder.

12. Notices.   Any notice to a Party hereunder shall be sent to the
following addresses:

   Aera Energy LLC
   ATTN: Strategic Development Group
   P.O. Box 11164
   Bakersfield, CA 93389-1164

   Berry Petroleum Company
   ATTN: Mike Starzer
   P. O. Bin X
   Taft, CA 93268

13. Binding Nature/Controlling Law/Void Provisions/Counterparts. This Agreement shall be binding on the Parties and their Representatives and respective successors and assigns, and shall be construed and governed in accordance with the laws of the State of California. Any provision of this Agreement deemed void, invalid, or unenforceable by a court of competent jurisdiction shall be stricken from this Agreement without effect on the remaining provisions of this Agreement. This Agreement may be executed in counterparts, each of which shall be considered an original for all purposes and shall constitute one agreement.



Aera Energy LLC                Berry Petroleum Company

By:     /s/ J. C. Boyd         By:  /s/ Michael R. Starzer
Title:  Attorney-in-Fact            Vice President of Corporate Development
Date:   November 13, 1998           November 17, 1998

                               EXHIBIT "G"
                                   to
                      PURCHASE AND SALE AGREEMENT
                                between
              AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



             AGREEMENT FOR INDEMNIFICATION AND RESPONSIBILITY
                   FOR DAMAGES TO THE SUBJECT PROPERTIES
             IN CONNECTION WITH SITE VISITS AND INVESTIGATION



SEE ATTACHED AGREEMENT FOR INDEMNIFICATION DATED NOVEMBER 17,
1998, EXECUTED BY BERRY PETROLEUM COMPANY.

                                    EXHIBIT "G"
                                        to
                            PURCHASE AND SALE AGREEMENT
                                     between
                    AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


                 AGREEMENT FOR INDEMNIFICATION AND RESPONSIBILITY
                      FOR DAMAGES TO THE SUBJECT PROPERTIES
                 IN CONNECTION WITH SITE VISITS AND INVESTIGATION

In consideration for Aera Energy LLC's ("Aera's") approval of a site visit and physical investigation of the Placerita and Yowlumne Fields which are the subject of that certain Purchase and Sale Agreement dated January 1, 1999, and attachments thereto ("Subject Properties"), Recipient agrees as follows:


1. INDEMNIFICATION. To the fullest extent permitted by law, Recipient shall indemnify, defend and hold harmless Aera, its Affiliates, as applicable, and their respective officers, directors, employees, agents and representatives (collectively "Aera's Representatives"), from any and all losses, liabilities, costs and expenses (including, without limitation, attorney's fees and expenses), liens or encumbrances for labor or materials, claims and causes of action (herein collectively referred to as "Claims"). Including, without limitation, Claims for (i) any injury to or death of any persons (including, without limitation, officers, directors, employees, agents, consultants, legal and financial advisors and other representatives of Recipient (collectively "Recipient's Representatives')]: (ii) damage to property (including, without limitation, damage to the property of third persons and the property of Recipient and Recipient's Representatives); or
(iii) damage to natural resources or environmental damages to, or associated with, such properties caused by, occurring from or in association with, arising out of, or resulting from the activities of Recipient and Recipients Representatives in connection with said site visit and physical investigation of the Subject Properties, even if such indemnified event is caused by the negligence of Aera or Aera's Representatives, but not to the extent that any such indemnified event or occurrence is caused by or the result of the gross negligence or willful misconduct of Aera or its Affiliates. Aera and its Affiliates, as applicable, shall have the right at all times to participate in the preparation for and conducting of any hearing or trial related to this indemnification provision, as well as the right to appear on its own behalf or to retain separate counsel to represent itself at any such hearing or trial.

2. RESPONSIBILITY FOR DAMAGES TO THE SUBJECT PROPERTIES. In addition to the foregoing indemnification obligations, Recipient assumes full responsibility for all damage to the Subject Properties and/or to operations conducted by Aera, its


                                     Page 1


Affiliates, or other operators associated with the Subject Properties which is caused by, results from or arises out Of the activities of Recipient or Recipient's Representatives in connection with said site visit and physical investigation of the Subject Properties (including, without limitation, environmental remediation and response costs and damages to natural resources located on, in, under or above any real property which is part of or associated with the Subject Properties) even if such damage is caused by, results from, or arises out of the negligence of Aera, or its Affiliates, but not to the extent such damage is caused by, results from, or arises out of the gross negligence or willful misconduct of Aera or its Affiliates, as applicable. Recipient shall immediately, upon Aera's and/or its Affiliates' (as applicable) request, reimburse Aera and/or its Affiliates for all such damages.

3. THIRD-PARTY BENEFICIARY. To the extent that any Affiliate of Aera owns or holds an interest in any property included in the Subject Properties, such an Affiliate is intended to be a third-party beneficiary to this Agreement with all of the rights of Aera hereunder which such Affiliate may enforce either alone or in conjunction with Aera or which Aera may enforce on behalf of such Affiliate. For purposes of this Indemnification Agreement, an "Affiliate" shall include and mean a party's "Parent Company" and "Affiliates Companies"; and "Parent Company" and "Affiliated Companies" shall be defined as follows: (i) a party's "Parent Company" shall mean an entity having a 'Controlling Interest' in such party, (ii) a party's "Affiliated Companies' shall mean any and all entities in which the party or its Parent Company has a direct or indirect "Controlling Interest"; and (iii) "Controlling Interests" shall mean a legal or beneficial ownership of fifty percent (50)%) or more of the voting stock or other voting rights in an entity.


AGREED TO AND ACCEPTED ON THIS 17 DAY OF November 1998.

RECIPIENT: BERRY PETROLEUM COMPANY
By:  Michael R. Starzer
(Signature) s/s Michael R. Starzer
(Typed Name)Michael R. Starzer
Title: Vice President of Corporate Development


                                     Page 2




                              SCHEDULE "1(e)"
                                    to
                      PURCHASE AND SALE AGREEMENT
                                 between
             AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



EASEMENTS, RIGHTS-OF-WAY, SURFACE LEASES, SERVITUDES AND
FRANCHISES:



None.


                              SCHEDULE "1(g)"
                                    to
                        PURCHASE AND SALE AGREEMENT
                                  between
               AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



                   SALT WATER DISPOSAL AND WATER WELLS



None.

                            SCHEDULE "1(h)"
                                   to
                        PURCHASE AND SALE AGREEMENT
                                 between
                 AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



                               FACILITIES


None.

                           SCHEDULE "1(i)"
                                 to
                    PURCHASE AND SALE AGREEMENT
                               between
               AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



                             EQUIPMENT


None.

                           SCHEDULE "1(j)"
                                to
                    PURCHASE AND SALE AGREEMENT
                              between
           AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



              EXCLUDED PERSONAL PROPERTY, INVENTORY,
                       AND OTHER PROPERTY


None.

                         SCHEDULE "9(b)"
                              To
                  PURCHASE AND SALE AGREEMENT
                            Between
           AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


           NOTICE OF RELEASE OF HAZARDOUS SUBSTANCES


Section 25359.7(a) of the California Health & Safety Code provides that:

	(a)  Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substance has come to be located on or beneath that real property shall, prior to the sale, lease, or rental of the real property by that owner, give written notice of that condition to the buyer, lessee, or renter of the real property.

In compliance with the above provision, Aera Energy LLC ("Aera") is providing the following notice:

Routine Releases:


In the course of Aera's routine oil field operations and activities, including, without limitation, operations for the exploration, production, development, treatment, storage and transportation of oil and gas, hazardous substances are handled, used, processed and temporarily stored on the property. In connection with these operations and activities, surface spills and other releases of these substances, in less than reportable quantities, have occurred in the past and will occur in the normal course of future operations and activities. For example, some solvents and common oil and produced water treatment chemicals are hazardous substances and are routinely present and occasionally released in normal oil field operations on the property.

Additionally, in the course of Aera's routine drilling, completion, maintenance and treatment of oil, gas, injection and water disposal wells, hazardous substances have been used or injected beneath the surface of the property and will be used or injected in the normal course of future operations of this nature. For example, some common well treatment chemicals are hazardous substances and are routinely used to stimulate, increase or prolong oil and gas production from the property. Under certain circumstances, the amount of such substances used or injected beneath the surface of the property has exceeded and will exceed reportable quantities and, depending on the circumstances involved, some or all of such substances remain beneath the surface of the property.


Reportable Releases

In addition to the routine releases described above, Aera knows or has reasonable cause to believe, that the following releases of hazardous substances in reportable quantities have come to be located on or beneath the property:


	No CERCLA Reportable Releases on the properties.


Non-Routine Releases

In addition to the routine and reportable releases described above, Aera knows or has reasonable cause to believe, that the following releases of a material amount of hazardous substances, in less than reportable quantities, have come to be located on or beneath the property:


	1.	Caustic soda or soda ash solutions released in the immediate vicinity of existing and previously installed and removed or idle SO2 scrubbers and caustic storage tanks associated with the operation of steam generators.

	2.	Lubricating oil spills associated with compressor site and pump station locations.

	3.	Hydrocarbon releases resulting in soils saturated with crude oil and non-
volatile hydrocarbons from various storage tanks, LACT stations, heater treaters and other major facility sites.


For the purposes of this notice, the terms "hazardous substance" and "release" shall be defined as provided in California Health and Safety Code Sections 25316, 25317, 25320 and 25321, and the term "reportable quantities" shall be defined as provided in applicable federal and state laws and regulations for any hazardous substances involved.




                            SCHEDULE "9(c)"
                                 to
                      PURCHASE AND SALE AGREEMENT
                              between
               AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



ROUTINE OIL AND PETROLEUM SPILLS AND RELEASES OF CHEMICAL
SUBSTANCES
(Excluding Hazardous Substances)



In the course of Aera Energy LLC's ("Aera's") routine oil field operations and activities, including, without limitation, operations for the exploration, production, development, treatment, storage and transportation of oil and gas, spills of oil and petroleum and other chemical substances which are not considered hazardous substances for purposes of the notice contained in Schedule "9(b)," in less than quantities required to be reported have occurred in the past and can be expected to occur in the normal course of future operations and activities.

Reportable Oil and Petroleum Spills


In addition to the routine oil and petroleum spills described above, the following is a listing of reports of oil spills made by Aera with respect to the property which have been made available to Purchaser for review:


See attachment.


Consultants Reports

In addition to the routine oil and petroleum spills and releases of non-hazardous chemical substances and list of reported oil spills described above, the following is a list of consultant reports with respect to the physical and environmental condition of the property which have been made available to Purchaser for review:


None.


1996-1998            ARCO WESTERN ENERGY SPILL REPORTS

           DATE     FED
LEASE      TIME    LEASE    TYPE   OIL BBLS  BBLS WATER    IMPACT     FAILURE

PLACERITA  10/28/97  YES    leak    0 bbls    100 bbl   water cource  disposal
S31T4NR15W 100 hours        water                       rec. 0 bbl      well
                                                                       failure

PLACERITA  10/30/97  YES    Tank    0 bbls    850 bbl   800 production fiberglass
S31T4NR15W 1345 hours       Rupture                     50-dry creek   tank
             water                                                     rupture



                          SCHEDULE "13(d)"
                                 to
                     PURCHASE AND SALE AGREEMENT
                              between
             AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



AERA'S LITIGATION



Los Angeles County Tax Assessor's Appeals. Petition for Writ of Mandate filed by the County of Los Angeles arising out of Arco's appeal of valuations for 1991-1994 tax years. Additional appeals have been filed for the 1995, 1996, 1997 and 1998 tax years. These cases arise out of the Placerita property.



                         SCHEDULE "14(d)"
                               to
                  PURCHASE AND SALE AGREEMENT
                             between
           AERA ENERGY LLC AND BERRY PETROLEUM COMPANY



                        BERRY'S LITIGATION



None.




                         SCHEDULE "19(a)"
                               to
                   PURCHASE AND SALE AGREEMENT
                             between
             AERA ENERGY LLC AND BERRY PETROLEUM COMPANY

                REPORT OF PROPERTY/WELL TRANSFER

               ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge
PLACERITA   BINNS-HARRIS       1           03702330        31    4N       15W
PLACERITA   COMMUNITY         3-1          03713417        31    4N       15W
PLACERITA   GERLACH            1           03712669        31    4N       15W
PLACERITA   GERLACH            2           03712670        31    4N       15W
PLACERITA   GERLACH            3           03712671        31    4N       15W
PLACERITA   GERLACH            4           03712672        31    4N       15W
PLACERITA   GERLACH            5           03722305        31    4N       15W
PLACERITA   GOODACRE           1           03702329        31    4N       15W
PLACERITA   GPM                1           03713914        31    4N       15W
PLACERITA   GPM                2           03713915        31    4N       15W
PLACERITA   GPM                3           03713916        31    4N       15W
PLACERITA   GPM                4           03713917        31    4N       15W
PLACERITA   GPM                5           03722071        31    4N       15W
PLACERITA   GPM                6           03713918        31    4N       15W
PLACERITA   GPM                7           03713919        31    4N       15W
PLACERITA   GPM                8           03713920        31    4N       15W
PLACERITA   GPM                9           03713921        31    4N       15W
PLACERITA   GPM               10           03713922        31    4N       15W
PLACERITA   GPM               11           03706372        31    4N       15W
PLACERITA   GPM               12           03713923        31    4N       15W
PLACERITA   GPM               13           03713924        31    4N       15W
PLACERITA   GPM               14           03713925        31    4N       15W
PLACERITA   GPM               15           03713926        31    4N       15W
PLACERITA   GPM               16           03713927        31    4N       15W
PLACERITA   GPM               18           03713929        31    4N       15W
PLACERITA   GPM               19           03713930        31    4N       15W
PLACERITA   GPM               20           03713931        31    4N       15W
PLACERITA   GPM               21           03713932        31    4N       15W
PLACERITA   GPM               22           03713933        31    4N       15W
PLACERITA   GPM               23           03713934        31    4N       15W
PLACERITA   GPM               24           03713935        31    4N       15W
PLACERITA   GPM               25           03713936        31    4N       15W
PLACERITA   GPM               26           03713937        31    4N       15W
PLACERITA   GPM               27           03713935        31    4N       15W
PLACERITA   GPM               28           03713939        31    4N       15W
PLACERITA   GPM               29           03713940        31    4N       15W
PLACERITA   GPM               30           03713941        31    4N       15W
PLACERITA   GPM               31           03713942        31    4N       15W
PLACERITA   GPM               32           03713943        31    4N       15W
PLACERITA   GPM               33           03713944        31    4N       15W
PLACERITA   GPM               34           03713945        31    4N       15W
PLACERITA   GPM               35           03713946        31    4N       15W
PLACERITA   GPM               36           03713947        31    4N       15W
PLACERITA   GPM               37           03706373        31    4N       15W
PLACERITA   GPM               38           03713948        31    4N       15W
PLACERITA   GPM               39           03700082        31    4N       15W


Page 1 of 8




ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   GPM               40           03713949        31    4N       15W
PLACERITA   GPM               41           03713950        31    4N       15W
PLACERITA   GPM               42           03714197        31    4N       15W
PLACERITA   GPM               43           03714198        31    4N       15W
PLACERITA   GPM               44           03722371        31    4N       15W
PLACERITA   GPM               45           03722372        31    4N       15W
PLACERITA   GPM               46           03722373        31    4N       15W
PLACERITA   GPM               47           03722374        31    4N       15W
PLACERITA   GPM               48           03722375        31    4N       15W
PLACERITA   GPM               49           03722701        31    4N       15W
PLACERITA   GPM               50           03722702        31    4N       15W
PLACERITA   GPM              12-8          03724049        31    4N       15W
PLACERITA   GPM              12-9          03724050        31    4N       15W
PLACERITA   GPM              13-9          03724052        31    4N       15W
PLACERITA   GPM              5-15          03724015        31    4N       15W
PLACERITA   GPM              6-12          03723543        31    4N       15W
PLACERITA   GPM              6-14          03723526        31    4N       15W
PLACERITA   GPM              6-15          03724021        31    4N       15W
PLACERITA   GPM              7-11          03723544        31    4N       15W
PLACERITA   GPM              7-12          03723545        31    4N       15W
PLACERITA   GPM              7-13          03722968        31    4N       15W
PLACERITA   GPM              7-14          03723537        31    4N       15W
PLACERITA   GPM              7-15          03723284        31    4N       15W
PLACERITA   GPM              8-11          03723546        31    4N       15W
PLACERITA   GPM              8-12          03722969        31    4N       15W
PLACERITA   GPM              8-13          03722970        31    4N       15W
PLACERITA   GPM              8-14          03722971        31    4N       15W
PLACERITA   GPM              8-16          03723271        31    4N       15W
PLACERITA   GPM              9-11          03722972        31    4N       15W
PLACERITA   GPM              9-12          03722973        31    4N       15W
PLACERITA   GPM              9-13          03722974        31    4N       15W
PLACERITA   GPM              9-14          03723251        31    4N       15W
PLACERITA   GPM              9-15          03722960        31    4N       15W
PLACERITA   GPM              9-16          03724022        31    4N       15W
PLACERITA   GPM             10-11          03724023        31    4N       15W
PLACERITA   GPM             10-12          03722975        31    4N       15W
PLACERITA   GPM             10-13          03723252        31    4N       15W
PLACERITA   GPM             10-15          03724024        31    4N       15W
PLACERITA   GPM             11-11          03724018        31    4N       15W
PLACERITA   GPM             11-12          03724025        31    4N       15W
PLACERITA   GPM             11-13          03723253        31    4N       15W
PLACERITA   GPM             11-14          03724026        31    4N       15W
PLACERITA   GPM             11-15          03724019        31    4N       15W
PLACERITA   GPM             11-16          03724032        31    4N       15W
PLACERITA   GPM             12-10          03724020        31    4N       15W
PLACERITA   GPM             12-11          03724051        31    4N       15W
PLACERITA   GPM             13-10          03724053        31    4N       15W
PLACERITA   GPM             14-10          03724054        31    4N       15W
PLACERITA   GPM              9-15R         03723527        31    4N       15W

Page 2 of 8


ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   GPM            T06-15          03724167        31    4N       15W
PLACERITA   GPM            T09-16          03724163        31    4N       15W
PLACERITA   GPM            T012-9          03724164        31    4N       15W
PLACERITA   HIGHWAY            2           03711712        31    4N       15W
PLACERITA   HIGHWAY            3           03711713        31    4N       15W
PLACERITA   HIGHWAY          6-22          03724110        31    4N       15W
PLACERITA   HIGHWAY          7-22          03724112        31    4N       15W
PLACERITA   HIGHWAY          7-23          03724113        31    4N       15W
PLACERITA   HIGHWAY          8-22          03724114        31    4N       15W
PLACERITA   HIGHWAY          9-22          03724115        31    4N       15W
PLACERITA   HIGHWAY          9-23          03724102        31    4N       15W
PLACERITA   HIGHWAY         10-22          03724116        31    4N       15W
PLACERITA   HIGHWAY         11-22          03724117        31    4N       15W
PLACERITA   INDIAN-KRAFT       1           03714151        31    4N       15W
PLACERITA   INDIAN-PLACERITA   2           03714158        31    4N       15W
PLACERITA   INDIAN-PLACERITA   3           03714159        31    4N       15W
PLACERITA   KENNEDY            1           03714272        31    4N       15W
PLACERITA   KENNEDY            2           03714273        31    4N       15W
PLACERITA   KENNEDY            3           03714274        31    4N       15W
PLACERITA   KENNEDY            4           03714275        31    4N       15W
PLACERITA   KENNEDY            5           03714276        31    4N       15W
PLACERITA   KENNEDY            6           03714277        31    4N       15W
PLACERITA   KENNEDY          6-23          03722959        31    4N       15W
PLACERITA   KENNEDY         11-22          03723282        31    4N       15W
PLACERITA   KPM                1           03712661        31    4N       15W
PLACERITA   KPM                1           03714161        31    4N       15W
PLACERITA   KPM                2           03714162        31    4N       15W
PLACERITA   KPM                3           03714163        31    4N       15W
PLACERITA   KPM                4           03714164        31    4N       15W
PLACERITA   KPM                5           03714165        31    4N       15W
PLACERITA   KPM                6           03714166        31    4N       15W
PLACERITA   KPM                7           03714167        31    4N       15W
PLACERITA   KPM                8           03714168        31    4N       15W
PLACERITA   KPM                9           03714169        31    4N       15W
PLACERITA   KPM               10           03714170        31    4N       15W
PLACERITA   KPM               11           03714171        31    4N       15W
PLACERITA   KPM               12           03714172        31    4N       15W
PLACERITA   KPM               13           03714173        31    4N       15W
PLACERITA   KPM               14           03714174        31    4N       15W
PLACERITA   KPM               16           03714175        31    4N       15W
PLACERITA   KPM               17           03714176        31    4N       15W
PLACERITA   KPM               18           03714177        31    4N       15W
PLACERITA   KPM               19           03714178        31    4N       15W
PLACERITA   KPM               20           03714179        31    4N       15W
PLACERITA   KPM               21           03714180        31    4N       15W
PLACERITA   KPM               22           03714181        31    4N       15W
PLACERITA   KPM               23           03714182        31    4N       15W
PLACERITA   KPM               24           03714183        31    4N       15W
PLACERITA   KPM             12-12          03724027        31    4N       15W

Page 3 of 8



ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   KPM             12-13          03724029        31    4N       15W
PLACERITA   KPM             12-14          03724028        31    4N       15W
PLACERITA   KPM             12-15          03724041        31    4N       15W
PLACERITA   KPM             13-11          03724042        31    4N       15W
PLACERITA   KPM             13-12          03724043        31    4N       15W
PLACERITA   KPM             13-13          03722963        31    4N       15W
PLACERITA   KPM             13-14          03724044        31    4N       15W
PLACERITA   KPM             13-15          03724045        31    4N       15W
PLACERITA   KPM             13-16          03724046        31    4N       15W
PLACERITA   KPM             14-12          03724047        31    4N       15W
PLACERITA   KPM             14-14          03724048        31    4N       15W
PLACERITA   KPM           TO12-13          03724165        31    4N       15W
PLACERITA   KRAFT              1           03714184        31    4N       15W
PLACERITA   KRAFT              2           03714185        31    4N       15W
PLACERITA   KRAFT              3           03714186        31    4N       15W
PLACERITA   KRAFT              4           03714187        31    4N       15W
PLACERITA   KRAFT              6           03714189        31    4N       15W
PLACERITA   KRAFT              7           03714190        31    4N       15W
PLACERITA   KRAFT              8           03714191        31    4N       15W
PLACERITA   KRAFT              9           03714192        31    4N       15W
PLACERITA   KRAFT             10           03714193        31    4N       15W
PLACERITA   KRAFT             11           03714194        31    4N       15W
PLACERITA   KRAFT             12           03714196        31    4N       15W
PLACERITA   KRAFT             13           03713482        31    4N       15W
PLACERITA   KRAFT             14           03713483        31    4N       15W
PLACERITA   KRAFT             15           03713484        31    4N       15W
PLACERITA   KRAFT             16           03713486        31    4N       15W
PLACERITA   KRAFT             17           03713487        31    4N       15W
PLACERITA   KRAFT             18           03713488        31    4N       15W
PLACERITA   KRAFT             19           03713489        31    4N       15W
PLACERITA   KRAFT             20           03713490        31    4N       15W
PLACERITA   KRAFT             21           03713491        31    4N       15W
PLACERITA   KRAFT             22           03713492        31    4N       15W
PLACERITA   KRAFT             23           03713493        31    4N       15W
PLACERITA   KRAFT             24           03717652        31    4N       15W
PLACERITA   KRAFT             25           03713494        31    4N       15W
PLACERITA   KRAFT             26           03713495        31    4N       15W
PLACERITA   KRAFT             27           03708272        31    4N       15W
PLACERITA   KRAFT             28           03713496        31    4N       15W
PLACERITA   KRAFT             29           03713497        31    4N       15W
PLACERITA   KRAFT             30           03713498        31    4N       15W
PLACERITA   KRAFT             31           03713499        31    4N       15W
PLACERITA   KRAFT             32           03700334        31    4N       15W
PLACERITA   KRAFT             33           03713500        31    4N       15W
PLACERITA   KRAFT             34           03714251        31    4N       15W
PLACERITA   KRAFT             35           03714252        31    4N       15W
PLACERITA   KRAFT             36           03714253        31    4N       15W
PLACERITA   KRAFT             37           03714254        31    4N       15W
PLACERITA   KRAFT             38           03714255        31    4N       15W

Page 4 of 8

ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   KRAFT             39           03714256        31    4N       15W
PLACERITA   KRAFT             41           03700084        31    4N       15W
PLACERITA   KRAFT             43           03722704        31    4N       15W
PLACERITA   KRAFT             44           03722705        31    4N       15W
PLACERITA   KRAFT             31R          03724037        31    4N       15W
PLACERITA   KRAFT           11-A           03714195        31    4N       15W
PLACERITA   KRAFT           12-A           03713481        31    4N       15W
PLACERITA   KRAFT           15-A           03713485        31    4N       15W
PLACERITA   KRAFT            5-17          03723547        31    4N       15W
PLACERITA   KRAFT            5-19          03723548        31    4N       15W
PLACERITA   KRAFT            5-21          03724106        31    4N       15W
PLACERITA   KRAFT            6-16          03724016        31    4N       15W
PLACERITA   KRAFT            6-17          03724006        31    4N       15W
PLACERITA   KRAFT            6-19          03723286        31    4N       15W
PLACERITA   KRAFT            6-20          03723549        31    4N       15W
PLACERITA   KRAFT            6-21          03724120        31    4N       15W
PLACERITA   KRAFT            7-16          03723285        31    4N       15W
PLACERITA   KRAFT            7-17          03724007        31    4N       15W
PLACERITA   KRAFT            7-18          03724008        31    4N       15W
PLACERITA   KRAFT            7-19          03723550        31    4N       15W
PLACERITA   KRAFT            7-20          03724000        31    4N       15W
PLACERITA   KRAFT            7-21          03724011        31    4N       15W
PLACERITA   KRAFT            8-17          03724009        31    4N       15W
PLACERITA   KRAFT            8-18          03723293        31    4N       15W
PLACERITA   KRAFT            8-19          03723290        31    4N       15W
PLACERITA   KRAFT            8-20          03724001        31    4N       15W
PLACERITA   KRAFT            8-21          03724121        31    4N       15W
PLACERITA   KRAFT            9-17          03724012        31    4N       15W
PLACERITA   KRAFT            9-18          03723292        31    4N       15W
PLACERITA   KRAFT            9-19          03723288        31    4N       15W
PLACERITA   KRAFT            9-20          03724003        31    4N       15W
PLACERITA   KRAFT            9-21          03722961        31    4N       15W
PLACERITA   KRAFT           10-16          03724017        31    4N       15W
PLACERITA   KRAFT           10-17          03724055        31    4N       15W
PLACERITA   KRAFT           10-18          03723291        31    4N       15W
PLACERITA   KRAFT           10-19          03724004        31    4N       15W
PLACERITA   KRAFT           10-20          03723289        31    4N       15W
PLACERITA   KRAFT           10-21          03724122        31    4N       15W
PLACERITA   KRAFT           11-17          03724056        31    4N       15W
PLACERITA   KRAFT           11-18          03724057        31    4N       15W
PLACERITA   KRAFT           11-19          03724005        31    4N       15W
PLACERITA   KRAFT           11-20          03724058        31    4N       15W
PLACERITA   KRAFT           11-21          03724107        31    4N       15W
PLACERITA   KRAFT           12-16          03724059        31    4N       15W
PLACERITA   KRAFT           12-17          03724060        31    4N       15W
PLACERITA   KRAFT           12-18          03724061        31    4N       15W
PLACERITA   KRAFT           12-19          03724062        31    4N       15W
PLACERITA   KRAFT           12-20          03724063        31    4N       15W
PLACERITA   KRAFT           12-21          03724123        31    4N       15W


Page 5 of 8


ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   KRAFT           13-17          03724064        31    4N       15W
PLACERITA   KRAFT           13-18          03724065        31    4N       15W
PLACERITA   KRAFT           13-19          03724066        31    4N       15W
PLACERITA   KRAFT           14-16          03724067        31    4N       15W
PLACERITA   KRAFT            9-18I         03724002        31    4N       15W
PLACERITA   KRAFT-HIGHWAY      1           03712683        31    4N       15W
PLACERITA   MIDNIGHT           1           03702331        31    4N       15W
PLACERITA   NEWHALL            1           03711714        31    4N       15W
PLACERITA   NEWHALL            4           03707985        31    4N       15W
PLACERITA   NEWHALL            5           03700073        31    4N       15W
PLACERITA   NORTH PLACERITA    7           03724161        31    4N       15W
PLACERITA   ORWIG              1           03713319        31    4N       15W
PLACERITA   ORWIG              2           03713320        31    4N       15W
PLACERITA   ORWIG              3           03713321        31    4N       15W
PLACERITA   ORWIG              4           03713322        31    4N       15W
PLACERITA   ORWIG              5           03713323        31    4N       15W
PLACERITA   ORWIG              6           03713324        31    4N       15W
PLACERITA   ORWIG              7           03713325        31    4N       15W
PLACERITA   ORWIG              8           03713326        31    4N       15W
PLACERITA   ORWIG              9           03716558        31    4N       15W
PLACERITA   ORWIG             10           03713327        31    4N       15W
PLACERITA   ORWIG             11           03713328        31    4N       15W
PLACERITA   ORWIG             12           03713329        31    4N       15W
PLACERITA   ORWIG             13           03713330        31    4N       15W
PLACERITA   ORWIG             14           03721367        31    4N       15W
PLACERITA   ORWIG             15           03721368        31    4N       15W
PLACERITA   ORWIG             16           03713331        31    4N       15W
PLACERITA   ORWIG             17           03721693        31    4N       15W
PLACERITA   ORWIG             18           03721694        31    4N       15W
PLACERITA   ORWIG             19           03721695        31    4N       15W
PLACERITA   ORWIG            4-A           03721692        31    4N       15W
PLACERITA   ORWIG            6-7           03723539        31    4N       15W
PLACERITA   ORWIG            7-8           03723531        31    4N       15W
PLACERITA   ORWIG            7-A           03721366        31    4N       15W
PLACERITA   ORWIG            8-7           03723536        31    4N       15W
PLACERITA   ORWIG            9-6           03723540        31    4N       15W
PLACERITA   ORWIG            9-7           03723534        31    4N       15W
PLACERITA   ORWIG            9-8           03723535        31    4N       15W
PLACERITA   ORWIG            T-1           03722329        31    4N       15W
PLACERITA   ORWIG            T-2           03722345        31    4N       15W
PLACERITA   ORWIG            T-3           03722712        31    4N       15W
PLACERITA   ORWIG            T-4           03722713        31    4N       15W
PLACERITA   ORWIG            T-5           03722714        31    4N       15W
PLACERITA   ORWIG            T-6           03722715        31    4N       15W
PLACERITA   ORWIG            T-7           03722716        31    4N       15W
PLACERITA   ORWIG            T-8           03722717        31    4N       15W
PLACERITA   ORWIG            T-9           03722718        31    4N       15W
PLACERITA   ORWIG           10-7           03723541        31    4N       15W


Page 6 of 8


ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   ORWIG           10-9           03724013        31    4N       15W
PLACERITA   ORWIG           11-7           03723542        31    4N       15W
PLACERITA   ORWIG           11-8           03724069        31    4N       15W
PLACERITA   ORWIG            7-10          03723528        31    4N       15W
PLACERITA   ORWIG            8-10          03723529        31    4N       15W
PLACERITA   ORWIG            9-10          03723532        31    4N       15W
PLACERITA   ORWIG            T-10          03722719        31    4N       15W
PLACERITA   ORWIG            T-11          03722720        31    4N       15W
PLACERITA   ORWIG            T-12          03722721        31    4N       15W
PLACERITA   ORWIG            T-13          03722927        31    4N       15W
PLACERITA   ORWIG            T-14          03722928        31    4N       15W
PLACERITA   ORWIG            T-15          03722929        31    4N       15W
PLACERITA   ORWIG            T-16          03722930        31    4N       15W
PLACERITA   ORWIG            T-17          03722931        31    4N       15W
PLACERITA   ORWIG            T-18          03722932        31    4N       15W
PLACERITA   ORWIG            T-19          03722933        31    4N       15W
PLACERITA   ORWIG            T-20          03722934        31    4N       15W
PLACERITA   ORWIG            T-21          03722935        31    4N       15W
PLACERITA   ORWIG            T-2R          03724038        31    4N       15W
PLACERITA   ORWIG           10-10          03723533        31    4N       15W
PLACERITA   ORWIG           11-10          03724014        31    4N       15W
PLACERITA   ORWIG          TO8-7           03724162        31    4N       15W
PLACERITA   PARTON             1           03713413        31    4N       15W
PLACERITA   PARTON             2           03713414        31    4N       15W
PLACERITA   PHILBERT           1           03713416        31    4N       15W
PLACERITA   PHILBERT           3           03713415        31    4N       15W
PLACERITA   COMMUNITY          3           03714278        31    4N       15W
PLACERITA   COMMUNITY          4           03714279        31    4N       15W
PLACERITA   COMMUNITY          5           03714280        31    4N       15W
PLACERITA   COMMUNITY          6           03714281        31    4N       15W
PLACERITA   COMMUNITY          7           03714282        31    4N       15W
PLACERITA   COMMUNITY          8           03714283        31    4N       15W
PLACERITA   COMMUNITY          9           03714284        31    4N       15W
PLACERITA   COMMUNITY         10           03714285        31    4N       15W
PLACERITA   PRYOR              4           03724030        36    4N       16W
PLACERITA   PRYOR           WD-1           03723530        36    4N       16W
PLACERITA   PRYOR           WD-2           03723256        36    4N       16W
PLACERITA   PRYOR           WD-3           03723257        36    4N       16W
PLACERITA   RAE                1           03714286        31    4N       15W
PLACERITA   RAE                2           03714287        31    4N       15W
PLACERITA   RAE                3           03714288        31    4N       15W
PLACERITA   SEDLACEK           1           03724033        25    4N       16W
PLACERITA   SEDLACEK           3           03723283        25    4N       16W
PLACERITA   SEDLACEK           4           03724198        25    4N       16W
PLACERITA   SHEPPARD           1           03712677        31    4N       15W
PLACERITA   SHEPPARD           2           03712678        31    4N       15W
PLACERITA   SHEPPARD           3           03712679        31    4N       15W
PLACERITA   SHEPPARD           4           03712680        31    4N       15W


Page 7 of 8



ARCO WESTERN ENERGY WELLS IN PLACERITA

Field        Lease           Well          API Number     Sec    Twn      Rge

PLACERITA   SHEPPARD           5           03712681        31    4N       15W
PLACERITA   SHEPPARD           6           03712682        31    4N       15W
PLACERITA   WF                 1           03714289        31    4N       15W
PLACERITA   WF                 2           03714290        31    4N       15W
PLACERITA   WF                 3           03714291        31    4N       15W
PLACERITA   WF                 4           03714292        31    4N       15W
PLACERITA   WF                 5           03714293        31    4N       15W
PLACERITA   WF                 6           03714294        31    4N       15W
PLACERITA   WF                 7           03714295        31    4N       15W
PLACERITA   WF                 8           03714296        31    4N       15W
PLACERITA   WF                 9           03714297        31    4N       15W
PLACERITA   WF                10           03714298        31    4N       15W
PLACERITA   WF                11           03714299        31    4N       15W
PLACERITA   WF                12           03714300        31    4N       15W
PLACERITA   WF                13           03714301        31    4N       15W
PLACERITA   WF                14           03714302        31    4N       15W
PLACERITA   WF                15           03714303        31    4N       15W
PLACERITA   WF                16           03714304        31    4N       15W
PLACERITA   WF                21           03714305        31    4N       15W
PLACERITA   WF                35           03714306        31    4N       15W
PLACERITA   WF                39           03722048        31    4N       15W
PLACERITA   WF                40           03722348        31    4N       15W
PLACERITA   WF                41           03722369        31    4N       15W
PLACERITA   WF                42           03722370        31    4N       15W
PLACERITA   WF               6-5           03724155        31    4N       15W
PLACERITA   WF               8-3           03724156        31    4N       15W
PLACERITA   WF               8-5           03724157        31    4N       15W
PLACERITA   WF               9-4           03723255        31    4N       15W
PLACERITA   WF               9-5           03723538        31    4N       15W
PLACERITA   WF              10-4           03724159        31    4N       15W
PLACERITA   WF               5-10          03722962        31    4N       15W
PLACERITA   WF               9-41          03724158        31    4N       15W
PLACERITA   WF               TO11          03724166        32    4N       15W

Page 8 of 8





LEGAL DESCRIPTIONS

TOWNSHIP 4 NORTH RANGE 15 WEST. SBBM
SECTION 31: NE/4, SW/4, S/2, NE/4, NW/4, SE/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 2, LOT 3, LOT 14, LOT 15, NE NW
SECTION 32: E/2 LOT 1, E/2 LOT 3, SE SW & LOT 8.

TOWNSHIP 4 NORTH, RANGE 15 WEST SBBM
SECTION 30: W/2 NE/4 NW/4 NE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 16 WEST, SBBM
SECTION 25: LOTS 1 AND 2.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: LOT 2 IN FRACTIONAL SECTION 30,
S. B. B. &M. ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE MARCH 29, 1877 EXCEPT THEREFROM THAT PORTION
OF SAID LAND DEEDED TO THE CITY OF LOS ANGELES BY DEED RECORDED
DECEMBER 22, 1965 AS INSTRUMENT NO. 524 IN
BOOK D3153, PAGE 582, OF OFFICIAL RECORDS.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: ALL OF LOT I IN FRACTIONAL SECTION 30,
S.B.B.&M. EXCEPT THAT PORTION INCLUDED WITHIN THE LINES OF THE
305 FOOT WIDE STRIP OF LAND CONVEYED TO THE CITY OF LOS ANGELES
BY DEED RECORDED ON OCTOBER 19. 1965 AS DOCUMENT NO. 758, IN BOOK
D-3085, PAGE 602 OFFICIAL RECORDS.

TOWNSHIP 4 NORTH, RANGE 16 WEST, SBBM
SECTION 25: LOTS 3 AND 4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: ALL OF LOT 3, EXCEPT
THE EAST 330 FEET OF THE NORTH 660 FEET THEREOF.
ALL OF THE NE/4 SW/4, EXCEPT THE W/2 NE/4 NW/4 NE/4 SW/4,
ALL OF THE NW/4 SE/4, EXCEPT THE W/2 SE/4 NE/4 NW/4 SE/4,
ALL OF THE SW/4 SE/4, EXCEPT THEREFROM THAT PORTION
DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST
CORNER OF THE SOUTHEAST QUARTER OF THE
SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 30, THENCE WEST 396 FEET; THENCE SOUTH 330 FEET, THENCE EAST 132 FEET, THENCE SOUTH 330 FEET, THENCE EAST 264 FEET, THENCE NORTH 660 FEET, TO THE POB.


TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 51 AND 52 OF TRACT 10699.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOT 12.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOT 11.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: ALL OF LOT 3, EXCEPT THE EAST 330 FEET
OF THE NORTH 660 FEET THEREOF.
ALL OF THE NE/4 SW/4, EXCEPT THE W/2 NE/4 NW/4 NE/4 SW/4.
ALL OF THE NW/4 SE/4, EXCEPT THE W/2 SE/4 NE/4 NW/4 SE/4,
ALL OF THE SW/4 SE, EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF THE SOUTEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 30,
THENCE WEST 396 FEET, THENCE SOUTH 330 FEET, THENCE EAST 132 FEET, THENCE SOUTH 330 FEET, THENCE EAST 264 FEET, THENCE NORTH 660 FEET,
TO THE POINT OF BEGINNING.


TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31, TRACT 10699, LOTS 17, 44 AND 49.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: PTN LOT 6.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTlON 31: PTN LOT 6.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOTS 6, 7, 31, 47 & 48.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943. LOT 1.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943, LOT 1.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943, LOTS 28 AND 29.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943, LOTS 28 AND 29.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOTS 18, 20 AND PTN LOT 19.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: VARIOUS LOTS IN TRACT 10699 AND TRACT 9943.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOTS 6, 7, 31, 47 & 48.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 55 AND 56 OF TRACT 10669,
LOT 27 OF TRACT 9943 AND PORTION OF SECTIONAL LOT 6.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: GOVERNMENT LOT 6, TRACT 10699, LOTS 13, 14 AND 27.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOT 46.

LEGAL DESCRIPTIONS

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699. LOT 24.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOT 8.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: GOVERNMENT LOT 6, TRACT 10699, LOTS 9 AND 10.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOT 4.

TOWNSHIP 4 NORTH, RANGE 15 WEST SBBM
SECTION 31: TRACT 10699, LOTS 25 AND 26.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: THAT PORTION OF GOVERNMENT LOT 6 WHICH LIES WESTERLY OF THE WESTERLY LINE AND NORTHERLY PROLONGATION OF TRACT 10699, AS MORE FULLY DESCRIBED IN MAP RECORDED IN BK 165, PGS 36 & 37 OF MAPS IN THE LOS ANGELES COUNTY RECORDER'S OFFICE;
EXCEPTING THEREFROM THE SOUTHERLY 180 FEET THEREOF;
LIMITED TO DEPTHS FROM 500 FT. SUBSURFACE TO ALL DEPTHS BELOW.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: GOVERNMENT LOT 6, TRACT 10699, LOTS 3, 40 AND 41:
LIMITED TO DEPTHS FROM 1500 FT SUBSURFACE TO ALL DEPTHS BELOW.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: GOVERNMPNT LOT 6, TRACT 10699, LOTS 1, 2, 35, 36:
THE SOUTHERLY 180 FT OF THAT PORTION OF GOV'T LOT 6
WHICH LIES WESTERLY OF THE WESTERLY LINE AND
NORTHERLY PROLONGATION OF TR 10699, AS MORE FULLY
DESCRIBED IN MAP RECORDED IN BK 165 PGS 36 & 37 OF MAPS IN THE LOS ANGELES COUNTY RECORDER'S OFFICE;
LIMITED TO DEPTHS FROM 1500 FT SUBSURFACE TO ALL DEPTHS BELOW.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 5 OF TRACT NO 10699.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 18 OF TRACT 9943.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 28 OF TRACT NO. 10699.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 50 TRACT 10699.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT NO 10699, LOTS 15, 16 AND 22.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 10699, LOTS 2 AND 3.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943, LOT 4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: PARCEL 1: LOTS 15,16, 30, 31 AND 32 OF TRACT NO. 9943,
AS PER MAP RECORDED IN BK 167, PGS 32 AND 33 OF MAPS;
PARCEL 2: THAT PORTION OF LOT I 9 OF TR NO 9943, AS PER MAP
RECORDED IN BK 167 PGS 32 AND 33 OF MAPS, LYING WESTERLY OF A
STRAIGHT LINE PASSING THROUGH THE NE CORNER AND THE SW CORNER OF LOT 19; PARCEL 3: THAT PORTION OF LOT 33 OF TRACT NO 9943 AS PER MAP RECORDED IN BK 167 PGS 32 AND 33 OF MAPS, LYING WESTERLY OF A STRAIGHT LINE PASSING THROUGH THE NE CORNER AND THE SW CORNER OF LOT 33;
PARCEL 4: THAT PORTION OF LOT 7 LYING NORTH OF THE NORTH LINE OF
TRACT NO 9943, AS PER MAP RECORDED IN BK 167 PGS 32 AND 33, WHICH LIES WESTERLY OF THE WESTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO
THE STATE OF CALIFORNIA. RECORDED IN BK 15650, PAGE 38.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: SE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: SE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: SE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: SE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 30: SE/4 SW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: W/2 LOT 9, ALL OF LOT 10, EXCEPTING THEREFROM 10 ACRES
OF LAND CONVEYED TO THE CITY OF LOS ANGELES FOR
AQUEDUCT PURPOSES BY DEED RECORDED IN BOOK 3703, PAGE 239, DEED
RECORDS OF LOS ANGELES COUNTY CALIFORNIA; ALSO EXCEPTING
THEREFROM ANY PORTION OF SAID LOT 10
LYING WITHIN THE LINES OF TRACT NO. 10699 AS PER MAP RECORDED
IN BOOK 165, PAGES 36 AND 37 OF MAPS, LOS ANGELES COUNTY, CALIFORNIA.



TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: SE/4 NW/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 53 & 54 OF TRACT 10699.

TOWNSHIP 4 NORTH, RANGE WEST, SBBM
SECTION 31: LOT 14 AND NE/4 NW/4.

LEGAL DESCRIPTIONS

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: E/2 LOT 9, E/2 LOT 12 AND LOT 8,
EXCEPTING THEREFROM THOSE PORTIONS OF LOTS 8, 9 AND 12
DEEDED TO THE STATE OF CALIFORNIA FOR FREEWAY,
FROM THE SURFACE DOWN TO 500 FEET AS DESCRIBED IN GRANT DEED
DATED OCTOBER 18, 1968, RECORDED IN BOOK 4328, PAGE 885,
OFFICIAL RECORDS, LOS ANGELES COUNTY, CALIFORNIA.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: TRACT 9943 LOT 5, IN THE COUNTY OF LOS ANGELES,
STATE OF CALIFORNIA AS PER MAP THEREOF RECORDED IN
BOOK 167 PAGES 32 AND 33 OF MAPS, IN THE OFFICE OF
THE COUNTY RECORDER OF SAID COUNTY.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 14 & 17 OF TRACT 9943, AND LOTS 3, 39, 40, 41, 42 & 43
OF TRACT 10699 AS PER MAP RECORDED IN BOOK 165, PGS 36 & 37
OF MAPS OF THE OFFICIAL RECORDS OF LOS ANGELES
COUNTY, CALIF, AND RIGHT OF INGRESS AND EGRESS OVER AND UPON
AND ACROSS THE EASTERLY 24' OF LOTS 2 & 35,
TRACT 10699, IN THE COUNTY OF LOS ANGELES, STATE OF CALIF, BK 165,
PGS 36 & 37 OF MAPS OF THE OFFICIAL RECORDS AND AS RESERVED IN
DEED RECORDED IN BK 3713, PG 970 OF LOS ANGELES COUNTY RECORDS.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 3, 40 & 41 OF TRACT 10699, IN THE COUNTY OF
LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED
IN BK 165, PGS 36 & 37 OF MAPS, IN THE OFFICE OF THE
LOS ANGELES COUNTY RECORDER, LIMITED TO DEPTHS BELOW 1500 FT.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: THAT PORTION OF GOVERNMENT LOT 6
WHICH LIES WESTERLY OF THE WESTERLY LINE AND NORTHERLY
PROLONGATION OF TRACT 10699, AS MORE FULLY DESCRIBED IN MAP
RECORDED IN BK 165, PGS 36 & 37 OF MAPS IN THE LOS ANGELES
COUNTY RECORDER'S OFFICE; EXCEPTING THEREFROM THE SOUTHERLY
180 FT THEREOF; LIMITED TO DEPTHS FROM 500 FT SUBSURFACE
TO ALL DEPTHS BELOW.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: N/2 NE/4 SE/4.

TOWNSHIP 4 NORTH, RANGE 15 WEST,_SBBM
SECTION 30: COMMENCING AT THE SE CORNER OF SECTION 30,
THENCE WEST A DISTANCE OF 924 FT TO THE TRUE POB;
THENCE N 330', THENCE W 132', THENCE N 330', THENCE W 660',
THENCE S 330', THENCE E 132', THENCE S 330', THENCE E 660' TO THE POB.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION: 31 LOTS 1, 2, 35 & 36 OF TRACT 10699,
IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA,
AS PER MAP RECORDED IN BK 165, PGS 36 & 37 OF MAPS, IN
THE OFFICE OF LOS ANGELES COUNTY RECORDER,
AND THE SOUTHERLY 180' OF GOVERNMENT LOT 6, SECTION 31, T4N-R15W,
WHICH LIES EASTERLY OF THE EASTERLY LINE OF THE
100' ROW OF THE LOS ANGELES CITY AQUEDUCT, DESCRIBED IN DEED
TO THE CITY OF LOS ANGELES, RECORDED IN BK 3703, PG 239 OF DEEDS,
LIMITED TO DEPTHS FROM 500 FT TO 1500 FT.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 3, 40 AND 41 OF TRACT 10699,
IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA,
AS PER MAP RECORDED IN BK 165, PGS 36 & 37 OF MAPS. IN THE
OFFICE OF THE LOS ANGELES COUNTY RECORDER,
LIMITED TO DEPTHS FROM THE SURFACE TO 15OO FT.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOT 14 AND 17 OF TRACT 9943, AS PER
MAP RECORDED IN BK 154, PGS 35 & 36
OF MAPS 0F THE OFFICIAL RECORDS OF LOS ANGELES CO., CALIFORNIA.
AND, GOV'T LOTS 4, 5, 6 & 7 IN THE
COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

TOWNSHIP 4 NORTH, RANGE 15 WEST, SBBM
SECTION 31: LOTS 1, 2, 35 & 36 OF TRACT 10699 IN THE COUNTY
OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED
IN BK 165, PGS 36 & 37 OF MAPS IN THE OFFICE OF LOS ANGELES COUNTY RECORDER, AND THE SOUTHERLY 180' OF GOVERNMENT LOT 6
WHICH LIES EASTERLY OF THE EASTERLY LINE OF THE 100' ROW
OF THE LOS ANGELES CITY AQUEDUCT, DESCRIBED IN DEED
TO THE CITY OF LOS ANGELES, RECORDED IN BK 3703, PG 239 OF DEEDS, LIMITED TO DEPTHS BELOW 1500 FT.

              REPORT OF PROPERTY/WELL TRANSFER OR ACQUISITION
                (To be completed by old and new operators)
Please complete and return this form to the:         January 25, 1999
		                                        (date)
Division of Oil, Gas, and Geothermal Resources
1000 South Hill Road, Suite 116
Ventura, CA  93003-4458

Effective date of transfer / acquisition December 31, 1998, date of possession January 1, 1999.,
                     (if different)

                     Aera Energy LLC          transferred
                      (old operator)

the following wells to 	Berry Petroleum Company.
                           (new operator)

NOTE: Pursuant to Section 3202 of the Public Resources Code, before wells will be transferred, the new operator must provide proper bond coverage and well information for all transferred active, idle, and/or plugged and abandoned wells. (If additional space is needed, use separate sheets.)

_____________________________________________________________________________
Well Designation	   Field or County	 Sec.          T.         R.	 API Number
____________________________________________________________________________
See Attached______________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
Legal description of the land where the well(s) is (are) located:    _____
See  Attached____________________________________________________________
_________________________________________________________________________
________________________________________________________________________
Aera Energy LLC__________                 Berry Petroleum Company________
(name of old operator)                    (name of new operator)
   P.O. Box 11164                         P.O. Bin X _____________________
                    (address)             (address)
  Bakersfield, CA  93389-1164             Taft, CA  93268

Phone  (661)  326-5279____________________Phone (661) 769-2358	__________

By_______________________		             By _______________________
    (signature)       (date)                 (signature)    (date)

   D. E. Gunderson,  Agent                 Lonnie Kerley,   Agent
    (printed name) (title)                (printed name)    (title)

OG30A (3/98)



                          SCHEDULE "19(b)"
                                to
                   PURCHASE AND SALE AGREEMENT
                             between
            AERA ENERGY LLC AND BERRY PETROLEUM COMPANY


                        SUSPENSE ITEMS



See attached.


REV269.WELL                     ARCO WESTERN ENERGY (FOR AERA)
BEGINNING SALE DATE: 01/01/71   COMPLETE SUSPENSE REVIEW BY WELL
ENDING SALE DALE: 12/31/98

WELL/OWNER                       QUAN    GROSS    COMP     NET
WELL: 001901 Gordon Peggy Moore

Owner:  1328 Bruce Wood
     Product Total               0.00
     Product Total 0             0.00      0.00   0.00     0.00
   Owner Total                   0.00      0.00   0.00     0.00

Owner:  1503 Clementine August
     Product Total 0           126.88-  1702.61-  0.00  1702.61-
   Owner Total                 126.88-  1702.61-  0.00  1702.61-

Owner: 3749 William G &
 Esther F Newlon
     Product Total 0             0.00      0.00   0.00     0.00
   Owner Total                   0.00      0.00   0.00     0.00
  Well Total                   126.88-  1702.61-  0.00  1702.61-

Well:  001902 King Peggy Moore

Owner:  1503 Clementine August
     Product Total 0             8.71-   121.27-  0.00   121.27-
   Owner Total                   8.71-   121.27-  0.00   121.27-

Owner:  3749 William G &
 Esther F Newlon
     Product Total 0             0.00      0.00   0.00     0.00
   Owner Total                   0.00      0.00   0.00     0.00
  Well Total                     8.71-   121.27-  0.00   121.27-

Well:  001904 Roy Kraft

Owner:  2926 Philip Jaffe
     Product Total 0             0.00      0.00  43.64    43.64-
   Owner Total                   0.00      0.00  43.64    43.64-

Owner:  3192 Scott Wallace
     Product Total 0           983.59  12766.82 481.49 12285.33
   Owner Total                 983.59  12766.82 481.49 12285.33
  Well Total                   983.59  12766.82 525.13 12241.69


Well:  001930 GPM/Kraft Line Wells
Owner:  3192 Scott Wallace
     Product Total 0            67.14    827.01   0.72   826.29
     Product Total NP            0.00      2.20   0.00     2.20
   Owner Total                  67.14    829.21   0.72   828.49

Owner:  3749 William G &
Esther F Newlon
     Product Total 0             0.00      0.00   0.00     0.00
   Owner Total                   0.00      0.00   0.00     0.00
  Well Total                    67.14    829.21   0.72   828.49

Well:  001931 GPM/ORWIG LINE WELLS

Owner:  3749 William G &
Esther F Newlon

Well:  001931 GPM/ORWIG LINE WELLS
     Product Total 0             0.00      0.00   0.00     0.00
   Owner Total                   0.00      0.00   0.00     0.00
  Well Total                     0.00      0.00   0.00     0.00

Well:  001934 Highway

Owner:  1094 Andrew G Kadar
MD Medical Corp
     Product Total 0             6.70     85.03  27.70    57.33
   Owner Total                   6.70     85.03  27.70    57.33

Owner:  1213 Bank of CA &
Paul K Wallace
     Product Total 0           112.37   1384.21  20.49  1363.72
   Owner Total                 112.37   1384.21  20.49  1363.72

Owner:  1601 Daniel Francis
Carey
     Product Total 0            38.72    477.50   7.08   470.42
   Owner Total                  38.72    477.50   7.08   470.42

Owner:  1720 E Mary Bourne
     Product Total 0            27.89    359.55   6.84   352.71
   Owner Total                  27.89    359.55   6.84   352.71

Owner:  1899 Gabrila Bagby
     Product Total 0          1024.70  12637.07 189.02 12448.05
   Owner Total                1024.70  12637.07 189.02 12448.05

Owner:  2059 Hattie Davis
Hulbert
     Product Total 0           348.32   4295.47  64.31  4231.16
  Owner Total                  348.32   4295.47  64.31  4231.16

Owner:  2308 John Vernon McEvoy
     Product Total 0            12.89    103.51  24.97    78.54
  Owner Total                   12.89    103.51  24.97    78.54

Owner:  2334 Julia C Woods TRE
     Product Total 0            28.72-   396.01-  2.90   398.91-
  Owner Total                   28.72-   396.01-  2.90   398.91-

Owner:  2338 June E George
     Product Total 0          1177.42  15088.83 307.34 14781.49
  Owner Total                 1177.42  15088.83 307.34 14781.49

Owner:  2634 Michael Harold
Carey, Deceased
     Product Total 0           116.21   1432.22  21.20  1411.02
  Owner Total                  116.21   1432.22  21.20  1411.02

Owner:  2892 Patrick Thomas Carey
     Product Total 0             3.85     59.10   5.65    53.45
  Owner Total                    3.85     59.10   5.65    53.45

Owner: 2926 Philip Jaffe
     Product Total 0             0.00      0.00   8.34     8.34-
  Owner Total                    0.00      0.00   8.34     8.34-

Owner: 3041 Raymond B Goodrich
     Product Total 0           512.34   6318.49  94.54  6223.95
  Owner Total                  512.34   6318.49  94.54  6223.95

Owner: 3073 Robert Eugene Carey
     Product Total 0             0.00      0.00   6.83     6.83-
  Owner Total                    0.00      0.00   6.83     6.83-

Owner: 3674 Walter I & Fayetta
Bones Tres
     Product Total 0          1024.89  12639.04 189.13 12449.91
  Owner Total                 1024.89  12639.04 189.13 12449.91

Owner: 3761 William C Hauber
     Product Total 0           310.20   4001.82  75.94  3925.88
  Owner Total                  310.20   4001.82  75.94  3925.88

Owner: 4007 JMT Oil Inc
     Product Total 0        1071.97  13210.58  195.40  13015.18
  Owner Total               1071.97  13210.58  195.40  13015.18
 Well Total                 5759.75  71696.41 1247.68  70448.73

Well:  001991 ARCO NORTH
PLACERITA WELL #007

Owner: 1757 Elizabeth Chandler
     Product Total 0           0.18-     3.33-   0.00      3.33-
  Owner Total                  0.18-     3.33-   0.00      3.33-

Owner: 1888 Frederic J Bemis
     Product Total 0           0.18-     3.33-   0.00      3.33-
  Owner Total                  0.18-     3.33-   0.00      3.33-

Owner:  2047 Harrison E Bemis
     Product Total 0           1.59-    28.28-   0.00     28.28-
  Owner Total                  1.59-    28.28-   0.00     28.28-

Owner: 2244 Jeanette S Dronsky
     Product Total 0           1.59-    28.28-   0.00     28.28-
  Owner Total                  1.59-    28.28-   0.00     28.28-

Owner: 2889 Patricia Warner
     Product Total 0           0.18-     3.33-   0.00      3.33-
  Owner Total                  0.18-     3.33-   0.00      3.33-

Owner: 3101 Roger Moore
     Product Total 0           3.61-    64.52-   0.00     64.52-
  Owner Total                  3.61-    64.52-   0.00     64.52-

Owner:  4834 UNIV SO CA

Well:  001991 ARCO NORTH
PLACERITA WELL #007
     Product Total 0           3.90-    69.91-   0.00     69.91-
  Owner Total                  3.90-    69.91-   0.00     69.91-

Owner: 5296 Shirley Phillips
     Product Total 0           3.61-    64.52-   0.00     64.52-
  Owner Total                  3.61-    64.52-   0.00     64.52-
 Well Total                   14.84-   265.50-   0.00    265.50-
Company Total               6660.05  83203.06 1773.53  81429.53

Grand Total                 6660.05  83203.06 1773.53  81429.53